Table of Contents
                                                                           Page

Letter to Shareholders                                                       2

Fund Performance Reviews

Bond Fund                                                                    4
         Balanced Fund                                                       6
         High Income Fund                                                    8
         Growth and Income Fund                                             10
         Capital Appreciation Fund                                          12
         International Stock Fund                                           14

Family of Investments                                                       16

Portfolios of Investments
         Cash Reserves Fund                                                 18
         Bond Fund                                                          19
         Balanced Fund                                                      21
         High Income Fund                                                   24
         Growth and Income Fund                                             31
         Capital Appreciation Fund                                          33
         International Stock Fund                                           35

Financial Statements
         Statements of Assets & Liabilities                                 40
         Statements of Operations                                           42
         Statements of Changes in Net Assets                                44
         Financial Highlights                                               48

Notes to Financial Statements                                               55

Report of Independent Accountants                                           60

Other Information                                                           61

                             Letter to Shareholders

Dear Fellow Shareholder,

The fiscal year ended October 31, 1999 was a period of rapidly changing and widely divergent economic environments. As a result, investors suffered through an even wider than normal range of emotions, and with more frequent than normal changes. This, in turn, led to some of the most volatile securities markets ever experienced as these wide swings in investors' attitudes amplified the extreme vacillations in the world economies. Throughout this extended period of above normal turbulence in the always challenging investment markets, MEMBERS Mutual Funds all performed well. This performance is illustrated in the following table showing each fund's return for the twelve months ended October 31, 1999, along with that of a representative market index and a peer group index of similar funds:

                       Fund, Market Index and Peer Index                                         Return
                       (All Fund Returns are Class A Shares at NAV)
     MEMBERS Capital Appreciation Fund                                                           24.29%
          Representative Market (S&P 1500 Super Composite Index)                                 24.94%
          Peer Group (Lipper Multi-Cap Core Fund Index)                                          22.54%
     MEMBERS Growth and Income Fund                                                              22.33%
          Representative Market (S&P 500 Index)                                                  25.68%
          Peer Group (Lipper Large-Cap Value Fund Index)                                         16.91%
     MEMBERS International Stock Fund                                                            17.00%
          Representative Market (Morgan Stanley EAFE Index)                                      23.38%
          Peer Group (Lipper International Fund Index)                                           25.53%
     MEMBERS Balanced Fund                                                                       15.58%
          Representative Market (Synthetic 45%/40%/15% Index)                                    12.30%
          Peer Group (Lipper Balanced Fund Index)                                                12.56%
     MEMBERS High Income Fund                                                                     9.69%
          Representative Market (Lehman High Yield Bond Index)                                    4.34%
          Peer Group (Lipper High Yield Bond Fund Index)                                          7.38%
     MEMBERS Bond Fund                                                                            1.60%
          Representative Market (Lehman Intermediate Govt./Corp Bond Index)                       0.99%
          Peer Group (Lipper Intermediate Investment Grade Bond Fund Index)                       0.29%
     MEMBERS Cash Reserves Fund                                                                   4.60%
          Representative Market (90-Day U.S. Treasury Bills)                                      4.64%
          Peer Group (Lipper Money Market Fund Index)                                             4.67%

As this table shows, the Cash Reserves Fund, our short-term liquidity-providing fund, essentially matched the average return of similar funds. Every one of the domestic, long-term MEMBERS Funds provided returns significantly in excess of the averages of similar funds. This is very important to us, because we know it is very important to you, our fellow investors. We all want consistent quality throughout a family of funds so that the specific mix of funds used in our personal portfolio can evolve over time to meet our changing investment needs without having to worry about some funds being "out of favor" for extended periods of time or simply being weak cousins in a family of some good and some not-so-good funds.

This consistency of quality throughout the fund family is also indicated by the performance rankings of the long-term investment funds within their respective categories. These rankings are from Morningstar, Inc., the widely quoted mutual fund tracking and rating organization, for the twelve-month period ended October 31, 1999:

                   Fund                               Percentile Rank

         MEMBERS Capital Appreciation Fund                   7th
         MEMBERS Growth & Income Fund                        9th
         MEMBERS High Income Fund                           16th
         MEMBERS Bond Fund                                  17th
         MEMBERS Balanced Fund                              22nd
         MEMBERS International Stock Fund                   86th

This level of performance by every one of the MEMBERS domestic, long-term investment funds -- top quartile return rankings among similar funds, with two funds in the top 10% of their categories -- is a significant achievement across a family of mutual funds. It sets MEMBERS Mutual Funds apart as a more consistently superior performer than any other complete fund family we have seen. And, although we don't necessarily expect rankings this high all of the time, we are very confident in our belief that our investors will rarely if ever have to experience extended periods of below average performance by funds within the MEMBERS family.

This broad out-performance in our domestic funds, however, does not yet extend to our International Stock Fund. The markedly less impressive current ranking of this fund among its peers reflects its very conservative management style during a period of explosive recovery by many international stock markets. In most cases, these market recoveries took place with little if any sign of recovery in the underlying economies and companies. Our fund's broader exposure than most international funds to smaller companies and to companies operating in emerging markets would normally enhance performance in such market rebound periods, but its strong value discipline more than offset this advantage, restricting returns to less-than-average (but still double-digit) levels. As described in the Fund Performance Review for this fund located later in this report, we expect its investment approach to be much more effective going forward, and we are actively working with the funds' subadvisors to assure the achievement of performance rankings more like those of the other MEMBERS funds.

Looking to the years ahead, competitive performance from the International Stock Fund is expected to become increasingly important to investors. The past decade of superior performance by the U.S. economy and stock markets relative to virtually all foreign economies and markets reflected many factors, most of which are ultimately attributable to the power of economic freedom. As the rest of the world develops freedoms more like those enjoyed in the United States, and their regulatory environments and cultures evolve to more fully capitalize on these freedoms, foreign economies and stock markets have the potential to perform much more like their U.S. counterparts have in recent years. We firmly believe that U.S. economic and market gains will continue well into the future, and that U.S. securities should continue to constitute the bulk of most investors' portfolios. But, we also believe that U.S. investors will benefit more than they have in the last few years from some exposure to non-U.S. investments. MEMBERS International Stock Fund is specifically designed to provide such exposure.

Before we get to the years ahead, of course, we must weather the next couple of months and move into the new year. The list of near-term investor concerns is even longer than usual, due to worries about computer problems upon the arrival of the year 2000, followed by the typical uncertainty of an election year, all on top of critical questions about world stability, the state of our economy, inflation prospects, interest rates and stock market valuation levels in this new age of technology and communications. It will be a particularly difficult time for investors to stay on task and in the game with their long-term investment accumulation programs.

It will also be a particularly important time to do so, in our opinion, because economies and investment markets almost always respond favorably as particularly foreboding situations dissipate over time, which is what they almost always do. And, given the tremendous positive momentum evidenced in our economy through the last decade and especially in recent quarters, it appears extremely risky for long-term investors to bet against continued growth and expanding wealth by stepping away from the U.S. or world investment markets at this time. So, we strongly encourage all long-term investors to stay the course. We will be right there with you.

We greatly appreciate the opportunity to serve your investment needs as your investing partner, and look forward to our continuing mutual success.

Sincerely,

/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
President

                                MEMBERS Bond Fund

The last twelve months have not been kind to fixed income investors. Interest rates have soared over 11/2% in some cases, making bond prices decline. For example, yields on five-year U.S. Treasury bonds rose 160 basis points to end the period at 6%. Long 30-year Treasuries were particularly hard hit posting a negative 12.1% total return.

The rise in interest rates can be attributed to several factors. The U.S. economy continues to grow strongly. Consumer spending has been robust owing to the hot stock market and record low unemployment rate (4.1%). Overseas, the financial crisis of 1998 is fading and the rest of the world is recovering. And, the current account deficit is at record levels, putting downward pressure on the U.S. dollar. This reduces the incentive for foreign investors to buy U.S. securities and, by raising import prices, contributes to inflation. Oil prices have almost doubled over the past year to $23 per barrel, and we are seeing a rebound in other commodity prices. But, somewhat surprisingly, reported inflation seems well behaved. In this environment the Federal Reserve Board has begun to raise short-term interest rates in order to cool the economy and "get ahead of the inflation curve."

These cyclical forces could continue for a while longer, putting continuing upward pressure on interest rates. However, it is important to remember that the long-term downward trend in interest rates could well continue. Global competition, "new age" technology and rising productivity are widely expected to keep a lid on prices. Powerful demographic trends suggest more savings and investment. A vigilant Federal Reserve Board and responsible fiscal policy auger well for the future. Finally, the triumph of democracy and capitalism have made the world a more productive and safer place. Fed Chairman Alan Greenspan recently said:

"It is safe to say that we are witnessing this decade, in the United States, history's most compelling demonstration of the productive capacity of free peoples operating in free markets."

Furthermore, bond valuations are attractive according to a key historical measure. Inflation-adjusted or "real" interest rates currently hover around 4%, given the current 30-year U.S. Treasury bond yield of 6% and the approximately 2% inflation rate. These after-inflation yields are quite generous compared to average levels available over the last 40 years.

The Bond Fund provided a 1.60% total return (on Class A shares at net asset value) for the year ended October 31. This compares to a 0.53% return posted by the Lehman Aggregate Bond Index, a broad measure of the bond market consisting of government, corporate, and mortgage backed securities (the "S&P 500" of the bond market). The fund also performed well relative to the 0.29% return for the Lipper Index of similar funds.

This can be attributed to a number of factors. First, we have adopted a more aggressive management style to take fuller advantage of opportunities in the bond market. Market illiquidity and dealer risk aversion have distorted traditional trading relationships. Our turnover recently has exceeded 500% as we actively swap between different bonds we believe to be mispriced. We have also emphasized "spread product" such as corporates and structured securities, which have done well relative to Treasuries.

We are always fully invested and make little attempt to "time" changes in interest rates.

Currently, the portfolio has a 6.0 year effective maturity and an average quality of AA. As the accompanying charts show, its 33 holdings are well diversified across the major sectors of the bond market.

We appreciate your patience and confidence in staying with the MEMBERS Bond Fund during a difficult market environment for bonds. We remain committed to providing strong relative performance during down markets while expecting to match the competition in more favorable times.

CIMCO Bond Portfolio Management Team -- Advisor

                             Fund Performance Review

[Graphic: pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows: Corporate Notes and Bonds 53%, U.S. Government and Agency Obligations 43%, and Cash & Other Assets 4%.]

[Graphic: line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,570       $ 9,698         $10,151        $10,225        $10,315
Class B Shares                      10,000         9,667          10,085         10,195         10,235
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,000        10,226          10,820         10,650         10,927]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                                       MEMBERS Bond Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                1.60%              4.17%              -2.80%             1.70%
Class B Shares**                                               0.94               3.40               -3.56              1.27
Lipper Intermediate Investment Grade Bond Fund Index           0.29               3.89                  --                --
Lehman Brothers Intermediate Government/Corporate Bond Index   0.99               4.95                  --                --

*        Maximum Sales Charge is 4.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                              MEMBERS Balanced Fund

During the twelve months ended October 31, 1999, the overall U.S. stock market rose in value at a rate well above its long-term trend. The Standard and Poor's 500 index, for instance, returned 25.68%, led by its heavy weighting in a small number of large-company growth stocks. As a broad measure of how the typical smaller stock fared, the Russell 2000 index rose "only" 14.89%. Most of these gains occurred during the first six months of the period. The indexes were mostly flat, though very volatile from day-to-day and week-to-week, during the last six months of the period.

Bonds fared poorly almost throughout the period as interest rates rose, putting steady downward pressure on bond prices. The yields on 30-day U.S. Treasury Bills rose from 3.5% to 4.4% during this one-year period, while 30-year Treasury Bond rates increased from 5.15% to 6.15%. The Lehman Brothers Intermediate Government/Corporate Bond index, a broad representation of investment grade bonds with maturity dates averaging four-to-five years, provided a total return (consisting of interest income earned, less the average percentage decline in market value) of 0.99% in this period. Money market instruments, interest-bearing investments with maturities less than one year, saw their returns rise during the period along with interest rates. On average, money market investments provided returns of about 4.67% for the year, very near the 4.64% average earned from 90-day U.S. Treasury Bills.

MEMBERS Balanced Fund provided a return of 15.58% (on Class A Shares at net asset value) for the twelve months ended October 31, 1999. This substantially exceeded the 12.56% return of the average balanced fund as represented by the Lipper Balanced Fund Index over the same time frame. This is despite the fact that many balanced funds take a more aggressive posture than the MEMBERS Balanced Fund in their investment allocations and in the specific selections of stocks, bonds, and money market instruments. The Balanced Fund's return was also higher than "the market's" 12.30% gain as represented by a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Brothers Intermediate Government/Corporate Bond index and 15% 90-day U.S. Treasury bills. Because the stocks and bonds owned in MEMBERS Balanced Fund are largely the same as the securities comprising MEMBERS Capital Appreciation, Growth and Income, and Bond Funds, please see the Fund Performance Reviews of those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds, and money market investments identified by the CIMCO management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are 39% of net assets, with the remaining approximately 7% invested in money market instruments and other assets.

These proportions vary over time in reaction to the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the MEMBERS Mutual Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification.

CIMCO Stock Portfolio Management Team -- Advisor
CIMCO Bond Portfolio Management Team -- Advisor

                             Fund Performance Review

[Graphic: pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows: Common Stocks 54%, U.S. Government Obligations 21%, Corporate Notes & Bonds 18%, and Cash & Other Assets 7%.]

[Graphic: line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,470       $10,330         $10,315        $11,315        $12,017
Class B Shares                      10,000        10,432          10,374         11,420         11,922
Blended Synthetic Index             10,000        10,872          11,196         11,707         11,912
(45% S&P 500 Index return, 40% Lehman Brothers Intermediate Government/Corporate
Bond Index return, 15% 90-Day Treasury Bill return)]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.

                                       MEMBERS Balanced Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                15.58%             13.32%              9.46%            10.02%
Class B Shares**                                               14.72              12.50              10.22             10.51
Lipper Balanced Fund Index                                     12.56              11.39                 --                --
Blended Synthetic Index                                        12.30              13.26                 --                --

*        Maximum Sales Charge is 5.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5%  for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                            MEMBERS High Income Fund

Throughout the fiscal year ended October 31, 1999, the high-yield bond market was buffeted by volatility. It initially benefited from rising bond prices as concerns related to the Asian financial crisis eased, but then saw erratic and generally declining market values as market interest rates climbed and credit problems began to spread among high yield bond issuers. The default rate for the high-yield market during the first nine months of 1999 was 3.3%. To put this in perspective, the default rate has not exceeded 2.0% on an annual basis since 1991. The energy sector was most impacted by defaults, followed by the healthcare sector.

Throughout this period, MEMBERS High Income Fund performed very well. This was largely attributable to the Fund's limited exposure to the recent worst trouble spots in the economy. For the year ended October 31, 1999, the Fund provided a very attractive total return of 9.69% (Class A Shares at net asset value). This compares to a 4.34% return for the Lehman Brothers High Yield Bond Index, an unmanaged index of non-investment-grade corporate bonds, and to a 7.38% return for the Lipper High Yield Bond Fund Index.

The Fund seeks bonds that are inexpensive relative to similar issues from other companies in the industry having similar prospects. It also looks for potential catalysts in those industries or specific companies that could cause credit rating agencies to issue upgrades leading to price appreciation. The "bottom-up" MFS Original Research(R) employed in the management of the Fund uses a five-point process that focuses on a company's management, cash flow, asset value, capital structure, and the fundamentals of its industry. The goal is to be adequately compensated for the credit risks associated with each particular company represented in the Fund's portfolio.

The Fund's performance relative to the high yield bond market benefited from consolidation in the telecommunications industry. The portfolio has been over-weighted in telecommunications, especially in Europe, and the sector has performed well. Telecommunications is a $600 billion global industry funded largely by high-yield bonds. It is benefiting from deregulation in the United States and Europe, which has allowed the formation of new telecommunications companies that are building fiber-optic networks to compete for local, long distance, and Internet traffic, the fastest-growing segment, in direct competition with "Baby Bell" companies.

Another industry where the Fund is over-weighted is building products companies, many of which make materials used to renovate existing houses. New housing starts have been extremely strong, and more importantly, secondary housing turnover is at its highest point ever. Some of the companies in this market are GAF Roofing, a subsidiary of Building Materials Holding Corp., which has approximately 40% of the domestic market, and Synthetic Industries, a producer of carpet backing.

During most of the year, the Fund was under-weighted in the energy sector and tended to own the bonds of only the higher-quality companies within that sector. As oil prices recovered to over $20 a barrel, the Fund missed a rally in the bonds of medium-quality energy companies, but it also avoided the numerous bankruptcies that occurred among lower-rated companies.

The Fund's relative performance was hurt somewhat by an under-weighted position in cyclical industries. It had taken a rather defensive stance towards the end of last year due to general concerns about the economy, concerns that did not prove to be warranted. The paper and steel sectors in particular outperformed the market as prices for these commodities increased throughout the year.

Looking ahead, the Fund will continue to make extensive use of fundamental research as it attempts to avoid the areas of the economy that develop credit problems while capitalizing on the growing and as yet under-appreciated sectors of our economy.

CIMCO Bond Portfolio Management Team -- Advisor
Massachusetts Financial Services Company -- Subadvisor

                             Fund Performance Review

[Graphic: pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows: Communications 18%, Telecommunications 17%, Finance 6%, Technology 5%, Other Sectors 46%, and Cash & Other Assets 8%.]

[Graphic: line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,570       $ 9,844         $9,016        $10,116        $ 9,890
Class B Shares                      10,000         9,799          8,962         10,091          9,805
Lehman Brothers High Yield
 Bond Index                         10,000        10,398          9,790         10,444         10,215]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                                       MEMBERS High Income Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                 9.69%              1.81%              4.95%            (0.60)%
Class B Shares**                                                9.02               1.11               4.52             (1.06)
Lipper High Yield Bond Index                                    7.38               1.01                 --                --
Lehman Brothers High Yield Bond Index                           4.34               1.16                 --                --

*        Maximum Sales Charge is 4.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                         MEMBERS Growth and Income Fund

U.S. stocks delivered solid returns for the year ended October 31, 1999 as reflected by the 25.68% gain in the S&P 500. The majority of this gain was generated during the first half of this twelve month period as stocks were rebounding from weakness brought about by last fall's Asian financial crisis. In the last six months, stocks in general have fluctuated within a trading range as nervousness over Fed tightening, a slowdown in profit growth and Y2K jitters produced a volatile, range-bound market.

The MEMBERS Growth and Income Fund returned 22.33% (on Class A Shares at net asset value) during the twelve months ended October 31, 1999, slightly trailing the S&P 500 return over this period. The S&P 500 return has outpaced most prudently managed portfolios in recent years as the leadership in this capitalization-weighted index has been heavily skewed toward a very narrow group of large-capitalization growth stocks. As a result, the Index has not been particularly representative of the broad universe of stock returns. The Growth and Income Fund results exceeded those of the peer group index by a significant margin as the new Lipper Large-Cap Value Index returned 16.91% for the year ended October 31, 1999.

Fund results during the fiscal year benefited from strong relative performance in the technology and communications services sectors, the two best performing sectors of the market. Other outperforming sectors included the basic materials and consumer staples sectors. Nortel Networks, Texas Instruments, and EMC Corp each more than doubled during the period, leading the technology sector to its out-performance. Sprint and Vodafone Airtouch were the leading contributors to the communications services sector results, though Vodafone Airtouch was eliminated from the portfolio during recent months for valuation reasons. The consumer staples sector most notably benefited from strong performance in Media One Group, which agreed to be acquired by AT&T. Holdings in consumer products manufacturer Kimberly-Clark also generated strong returns.

Fund results were negatively impacted by a number of stocks experiencing company-specific problems, particularly in the capital goods, consumer cyclical and finance sectors. In the capital goods sector, Waste Management under-performed significantly as the company announced a series of disappointments. Consumer cyclical sector results lagged due to lackluster performance at Sears and Dana Corp, while finance sector results were negatively impacted by weak performance from Allstate and Bank One.

At present, we are marginally over-weighted in the consumer staples, energy and transportation sectors as we are seeing stocks in these areas that appear to offer particularly attractive investment opportunities. Conversely, we are under-weighted in the consumer cyclical, communication services and capital goods sectors as we believe that many of the component stocks within those sectors are fairly valued at this time. All other sector weights approximate those of the market. Our sector weights reflect the types of stocks we are finding that appear most attractive; we do not attempt to make general judgments about the relative investment prospects of various broad economic sectors. We do, however, ensure that our portfolios remain diversified across economic sectors.

We believe that the long-term outlook for U.S. stocks remains favorable. However, we do not expect that future gains in the market will be generated by continued strength in the narrow group of growth stocks which has been leading the popular averages higher. Rather, we expect broader participation by the rest of the market. The valuation gap between large-capitalization growth stocks and the rest of the market has widened to what we believe is an unsustainable level. Higher interest rates may cause valuations to moderate and some of this valuation divergence to narrow. Should this occur, we believe that the Growth and Income Fund would be well-positioned to benefit even further than in recent periods.

CIMCO Stock Portfolio Management Team -- Advisor

                             Fund Performance Review

[Graphic: pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows: Technology 22%, Consumer Staples 16%, Financial Services 13%, Healthcare 10%, Communication Services 8%, Energy 7%, Capital Goods 6%, Other Sectors 15%, and Cash & Other Assets 3%.]

[Graphic: line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,470       $10,979         $10,376        $12,153        $12,694
Class B Shares                      10,000        11,113          10,447         12,287         12,821
S&P 500 Index                       10,000        11,717          11,670         13,057         14,667]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

                                       Members Growth and Income Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                22.33%             17.28%             15.84%            13.85%
Class B Shares**                                               21.32              16.40              16.82             14.47
Lipper Growth & Income Index                                   16.03              12.28                 --                --
S&P 500 Index                                                  25.68              23.17                 --                --

*        Maximum Sales Charge is 5.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                        MEMBERS Capital Appreciation Fund

During the past twelve months, investors have faced unusually strong and divergent pressures, beginning with the generally favorable Federal Reserve Board-induced interest rate cuts, a strong dollar, falling oil prices, and low inflation. This triggered one of the strongest three-month rallies on record. Then, by mid-1999 investors were dealing with Fed-induced rate increases, oil prices that more than doubled from their lows, a weaker dollar, and growing concerns about inflation. These factors held overall stock prices within a trading range for the last several months of this period. However, the persistence of low inflation and favorable corporate earnings have been the key as U.S. stocks posted impressive twelve month results.

The broad Standard and Poor's 1500 Super Composite index returned 24.94% during this period. The large capitalization growth stock-dominated S&P 500 returned an even higher 25.68%, while the S&P 400 Midcap Index returned 21.01% and the Russell 2000 Small Cap Index posted a 14.89% gain for the period.

The Capital Appreciation Fund, with its mid- to large-capitalization orientation, returned a very attractive 24.29% (on Class A Shares at net asset value) for the twelve months ended October 31, 1999. This compares very well with the representative market indexes cited above, and also significantly exceeds representative peer group averages like Lipper's new Multi-Cap Core Stock Fund Index which returned 22.54% for this period.

Performance during this fiscal year was driven by out-performance relative to the market in the communications services, technology and consumer cyclical sectors. Strong performers in the Fund during the period included Tiffany & Co, Texas Instruments, Gateway, EMC, Micron Technology, Citigroup and US West Media Group. The Fund's performance was dampened by under-performance in the healthcare and capital goods sectors. The Fund's sector representations reflect our "bottom-up" analysis of the merits of each individual stock. This approach can lead to the over or under-weighting of certain sectors before our perceptions of their relative attractiveness are validated by the market. For instance, during this period our under-weighted position in the healthcare and capital goods sectors offset some of the effects of the sectors' return under-performance.

The Fund enters its new fiscal year modestly over-weighted in the basic material, consumer cyclical, and technology sectors. The Fund is under-weighted in the capital goods, communications, and healthcare sectors. Although sector weightings may deviate from the index weightings, the Fund remains well diversified at all times.

The market remains at a critical juncture as inflationary pressures appear likely to build, yet actual signs of inflation have yet to appear. The Fed has become more involved, actively "managing" interest rate levels and investor expectations in an attempt to keep the economy on a growth track while preempting inflation. Proponents of the "New Era Economy" continue to espouse the power of technology-driven productivity enhancements in countering inflationary pressures. The U.S. economic underpinnings remain sound and world economies are showing signs of recovery. Valuation is still a key issue, as current levels of many stocks remain at the upper end of their historical ranges, in the face of interest rates that are significantly above last year's levels.

The sensitivity of the market to economic news will likely remain high as we approach the end of the millennium. Daily moves of more than one percent up or down now seem more the rule than the exception. This high volatility can unnerve investors and tempt them to postpone their long term investment accumulation programs. We stress the need to maintain investment discipline through these volatile times, continuing to believe that long-term investors will be rewarded by accumulating a diversified portfolio of good quality, reasonably priced securities like those we seek to provide in MEMBERS Capital Appreciation Fund.

CIMCO Stock Portfolio Management Team -- Advisor

                             Fund Performance Review

[Graphic: pie chart showing Capital Appreciation Fund Diversification of Investments Among Market Sectors as follows: Technology 23%, Financial Services 14%, Consumer Cyclicals 12%, Consumer Staples 10%, Communication Services 8%, Capital Goods 6%, Healthcare 6%, Energy 6%, Other Sectors 12%, and Cash & Other Assets 3%.]

[Graphic: line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,470       $11,109         $10,465        $11,904        $13,007
Class B Shares                      10,000        11,261          10,541         12,034         13,153
S&P 400 Midcap Index                10,000        11,717          10,381         11,705         12,562]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

                                       MEMBERS Capital Appreciation Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                24.29%             18.84%             17.68%            15.37%
Class B Shares**                                               23.32              17.98              18.82             16.08
Lipper Capital Appreciation Index                              34.47              21.67                 --                --
S&P1500 Super Composit Index                                   24.94              21.38                 --                --
S&P400 Midcap Index                                            21.01              13.25                 --                --

*        Maximum Sales Charge is 5.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                        MEMBERS International Stock Fund

Most stock markets worldwide rebounded sharply during the past twelve months from the steep declines of the summer of 1998. Asian markets and many small company and emerging country markets enjoyed spectacular rebounds reflecting heightened expectations for economic recovery in much of the world.

In Europe,  most economies are experiencing  slow but steady cyclical  recovery.
Corporate restructurings and consolidations are accelerating, improving shareholder returns. While much of this has already been discounted by Europe's equity markets, valuations of many companies remain quite reasonable.

In the Pacific Basin, the key occurrence was the strong recovery of the Japanese stock market in anticipation of recovering economic performance. The strength of the yen also boosted returns to U.S. investors. Other Asian nations began showing measurable export and domestic economic recovery, as well as stock market rebounds.

Relative weakness continues in the Middle East, Africa and especially Latin America which was initially hurt by the late-1998 international financial crisis and plummeting commodities prices, and more recently has been slowed by rising interest rates in North America.

In this overall very positive environment, MEMBERS International Stock Fund returned 17.00% (on Class A Shares at net asset value) for the fiscal year ended October 31. Although an impressive return, it significantly lags most market and peer group indexes, reflecting the Fund's value-based and highly diversified investment strategies. These strategies tend to moderate year-to-year return variations such that performance generally lags in periods of strong recovery like the past twelve months. Likewise, in weak markets, performance should exceed market and peer group averages.

MEMBERS International Stock Fund is somewhat unique in its diversification beyond the stocks of large companies operating in economically developed parts of the world. Such stocks currently comprise approximately 70% of Fund assets, but the remaining 30% are stocks of smaller companies and companies operating in emerging markets worldwide. Each of these three "portfolios" within the Fund employs similar value-oriented stock selection criteria, but the activities and performance of each reflect its particular market environment:

o Large companies in developed markets (subadvised by IAI International Limited) -- This portfolio benefited from strong stock selection in Australia, Germany and Switzerland. Conversely, underweight exposure to the Japanese market, as well as its particular holdings in Japan, the UK and several continental European countries, detracted from overall results. This portfolio continues to overweight the Pacific Basin, particularly Australasia and Singapore. Exposure to Japan was cautiously increased over the year, but remains modestly under the market index. A near-market weighting is being maintained in continental Europe, but with less-than-index exposure to the UK.

o Small companies in developed markets (subadvised by Lazard Asset Management) -- This portfolio's focus remains on Europe, with selected exposures in Asia and Japan. European small companies are seeing record takeover activity, including bids for the portfolio's Tag Heuer (Switzerland) and Mundial Confianca (Portugal). Its strongest performing stock was Hong Kong's Esprit Asia. The portfolio also benefited from strong stock selection in Japan and Australia, but was negatively impacted by an under-weighting in Japan and by adverse stock selection in Sweden.

o Companies of all sizes in emerging markets (subadvised by Lazard Asset Management) -- The two top performing stocks in this portfolio were Samsung Electronics (South Korea) and Larsen and Toubro (India). Over-weightings in Brazil and India, and strong stock selection in Chile and Korea aided results. Over-weightings in Mexico and South Africa, and holdings in Bangkok Expressway (Thailand) and Grupo Industrial Maseca (Mexico), negatively impacted returns.

Going forward, we believe international stock returns should compare more favorably to U.S. returns than in recent years. We expect the diverse exposure provided by MEMBERS International Stock Fund to serve investors particularly well, and believe the Fund warrants at least a small part in most long term investment programs.

CIMCO Stock Portfolio Management Team -- Advisor
IAI International Limited -- Subadvisor
Lazard Asset Management -- Subadvisor

                             Fund Performance Review

[Graphic: pie chart showing International Stock Fund Diversification of Investments Among Market Sectors as follows: Japan 16%, United Kingdom 13%, France 10%, Germany 6%, Finland 5%, Australia 4%, Portugal 4%, Other Countries 36%, and Cash & Other Assets 6%.]

[Graphic: line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                                   12/29/97       04/30/98       10/31/98       04/30/99       10/31/99
Class A Shares                     $ 9,470       $11,157         $ 9,811        $10,840        $11,479
Class B Shares                      10,000        11,301           9,840         10,916         11,545
Morgan Stanley Capital
 International Europe, Asia
 & Far East Index                   10,000        11,592          11,090         12,035         13,683]

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE Index return does not reflect expenses or sales charges.

                                       MEMBERS International Stock Fund Average Annual Total Return
                                                             % Return  Without  Sales Charge       % Return After Sales Charge***
                                                           12 Months Ended    Since Inception    12 Months Ended    Since Inception
                                                              10/31/99         to 10/31/99+         10/31/99         to 10/31/99+

Class A Shares*                                                17.00%             11.01%             10.80%             7.78%
Class B Shares**                                               16.09              10.15              11.59              8.13
Lipper International Stock Fund Index                          23.05              15.11                 --                --
Morgan Stanley Capital International Europe, Asia &
  Far East Index                                               23.38              18.60                 --                --

*        Maximum Sales Charge is 5.3% for A Shares.
**       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***      Assuming Maximum Sales Charge
+        Funds commenced operations on December 29, 1997.

                              Family of Investments

MEMBERS Mutual Funds are a family of open-end investment companies, typically called mutual funds. Each Fund is a separate investment portfolio with its own investment objective, policies, restrictions and attendant risks. The information in this table provides an overview, summarizing the Funds' investment objectives, management, and primary strategies. For more specific and complete information on the Funds, please refer to your prospectus and the statement of additional information.


CASH RESERVES FUND

Investment Objective
The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The Fund intends to maintain a stable net asset value of $1.00 per share.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multinational organizations such as the World Bank. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest categories.

For a listing of the securities held in the portfolio on October 31, 1999, please turn to page 18.


BOND FUND

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments:

o Corporate Debt Securities
o U.S. Government Debt Securities
o Foreign Government Debt Securities
o Other issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 19.


BALANCED FUND

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 21.


HIGH INCOME FUND

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadviser currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 24.


GROWTH AND INCOME FUND

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 31.


CAPITAL APPRECIATION FUND

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 33.


INTERNATIONAL STOCK FUND

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. IAIInternational Limited and Lazard Asset Management are the subadvisers currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository re-ceipts and Global depository receipts.

For a listing of the securities held in the portfolio at October 31, 1999, please turn to page 35.

                 CASH RESERVES FUND -- Portfolio of Investments

                                                               Value
         Par Value                                            (Note 2)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 48.95%

                  Federal Home Loan Mortgage Corp. - 20.04%
$        350,000  5.335%, due 11/15/99                     $        349,292
         200,000  5.391%, due 11/24/99                              199,329
         360,000  5.381%, due 12/15/99                              357,696
         300,000  5.168%, due 01/03/00                              297,359
         400,000  5.700%, due 01/10/00                              395,707

                                                                  1,599,383

                  Federal Home Loan Bank - 17.14%
         300,000  5.073%, due 12/08/99                              298,495
         180,000  5.303%, due 12/10/99                              179,002
         100,000  5.413%, due 12/17/99                               99,329
         400,000  5.716%, due 02/15/00                              393,481
         300,000  5.040%, due 03/29/00                              299,939
         100,000  4.997%, due 03/31/00                               98,025

                                                                  1,368,271

                  Federal Farm Credit Bank - 8.64%
         400,000  5.283%, due 11/08/99                              399,600
         291,000  5.384%, due 11/29/99                              289,814

                                                                    689,414

                  Federal National Mortgage Association - 3.13%
         250,000  5.167%, due 11/04/99                              249,896

                  Total U.S. Government and Agency Obligations    3,906,964
                  ( Cost $3,906,964 )

COMMERCIAL PAPER (A) - 47.54%

                  Finance - 13.19%
         300,000  American General Finance Co.
                  6.132%, due 02/07/00                              295,157
         200,000  General Electric Capital Corp.
                  5.161%, due 01/21/00      .                       197,790
         367,000  Goldman Sachs Group LP
                  6.028%, due 02/22/00                              360,307
         200,000  Merrill Lynch & Co., Inc.
                  5.418%, due 11/02/99                              199,970

                                                                  1,053,224

                  Communication - 8.04%
         350,000  AT&T Corp.
                  5.802%, due 02/02/00                              344,937
         300,000  Bellsouth Telecommunications, Inc.
                  5.548%, due 01/18/00                              296,535

                                                                    641,472

                  Media - 7.46%
         300,000  Disney (Walt) Co
                  6.055%, due 02/09/00                              295,108
         300,000  McGraw Hill Companies
                  5.304%, due 11/02/99                              299,957

                                                                    595,065

                  Technology - 5.94%
         300,000  Emerson Electric Co.
                  6.131%, due 01/31/00                              295,488
         180,000  General Electric Co.
                  5.480%, due 12/20/99                              178,692

                                                                    474,180

                  Consumer Staples - 3.74%
         300,000  Procter & Gamble Co.
                  5.443%, due 12/03/99                              298,587

                  Energy - 3.71%
         300,000  Consolidated Natural Gas Corp.
                  5.680%, due 01/25/00                              296,140

                  Chemicals - 3.71%
         300,000  du Pont (E.I.) de Nemours & Co.
                  5.996%, due 01/27/00                              295,781

                  Utilities - 1.75%
         140,000  MDU Resources Group
                  5.406%, due 11/10/99                              139,814

                  Total Commercial Paper                          3,794,263
                  ( Cost $3,794,263 )

CERTIFICATE OF DEPOSIT - 2.71%

         216,740  State Street Eurodollar
                  4.500%, due 11/01/99                              216,740

                  Total Certificate of Deposit                      216,740
                  ( Cost $216,740 )

TOTAL INVESTMENTS - 99.20%.                                       7,917,967
( Cost $7,917,967** )

NET OTHER ASSETS AND LIABILITIES - 0.80%                             63,984

TOTAL NET ASSETS - 100.00%.                               $       7,981,951

     **   Aggregate cost for Federal tax purposes.

     (A)  Rate noted represents annualized yield at time of purchase.

                See accompanying Notes to Financial Statements.

                      BOND FUND -- Portfolio of Investments

                                                               Value
         Par Value                                            (Note 2)

CORPORATE NOTES AND BONDS - 52.97%

                  Finance - 9.64%
$        500,000  Capital One Bank
                  6.760%,  due 07/23/02               $             492,657
         500,000  Ford Motor Credit Co.
                  7.375%,  due 10/28/09                             504,520
         500,000  Pemex Finance, Ltd., 144A (C)
                  9.690%,  due 08/15/09                             497,385

                                                                  1,494,562

                  Energy - 8.92%
         525,000  Occidental Petroleum Co., Senior Note
                  10.125%,  due 11/15/01                            557,004
         500,000  Tosco Corp.
                  8.250%,  due 05/15/03                             515,932
         300,000  YPF Sociedad Anonima, Yankee
                  9.125%,  due 02/24/09                             309,495

                                                                  1,382,431

                  Basic Materials - 6.46%
         500,000  du Pont (E.I.) de Nemours &Co.
                  6.750%,  due 10/15/04                             502,311
         500,000  Rohm & Haas Co., 144A (C)
                  6.950%,  due 07/15/04                             499,032

                                                                  1,001,343

                  Capital Goods - 6.25%
         500,000  Crown Cork & Seal Co., Inc.
                  7.125%,  due 09/01/02                             498,564
         500,000  Owens-Illinois, Inc., Senior Note
                  7.150%,  due 05/15/05                             470,053

                                                                    968,617

                  Retail - 6.08%
         500,000  Autozone, Inc.
                  6.000%,  due 11/01/03                             473,049
         500,000  Great Atlantic & Pacific Tea Co.
                  7.750%,  due 04/15/07                             469,581

                                                                    942,630

                  Industrials - 4.64%
         290,000  Foster Wheeler Corp.
                  6.750%,  due 11/15/05                             247,500
         500,000  Temple-Inland, Inc., MTN
                  6.750%,  due 03/01/09                             471,290

                                                                    718,790

                  Communication - 3.04%
         500,000  Teleglobe, Inc., Yankee
                  7.200%,  due 07/20/09                             470,641

                  Business Services - 2.60%
         415,000  Comdisco, Inc., Senior Note
                  6.000%,  due 01/30/02                             403,356

                  Durable Goods - 1.61%
         250,000  Borg-Warner Automotive, Senior Note
                  8.000%,  due 10/01/19                             249,522

                  Waste Management - 1.51%
         250,000  Waste Management, Inc., Step Coupon (F)
                  7.700%,  due 10/01/02                             234,325

                  Asset-Backed Securities - 1.28%
         200,000  Residential Funding Mortgage Securities II,
                  Series 1998-HI2, Step Coupon, Class A2, ABS (F)
                  6.290%,  due 07/25/13                             198,314

                  Health Services - 0.94%
         150,000  Columbia/HCA Healthcare Corp.
                  6.125%,  due 12/15/00                             146,342

                  Total Corporate Notes and Bonds                 8,210,873
                  ( Cost $8,256,478 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.99%

                  U.S. Treasury Notes - 21.68%
         500,000  10.750%,  due 02/15/03                            569,375
         500,000  7.875%,  due 11/15/04                             538,438
         500,000  6.500%,  due 08/15/05                             508,906
         500,000  7.000%,  due 07/15/06                             522,188
         500,000  8.875%,  due 02/15/19                             628,594
         500,000  8.125%,  due 08/15/21                             593,125

                                                                  3,360,626

                  Government National Mortgage Association - 11.06%
         390,426  6.250%,  due 07/20/21                             380,673
         858,463  6.500%,  due 04/15/26                             823,673
         499,359  8.000%,  due 09/20/29                             508,835

                                                                  1,713,181

                  Federal Home Loan Mortgage Corp. - 6.36%
         500,000  6.250%,  due 10/15/02                             499,410
         500,000  6.010%,  due 04/26/04                             486,548

                                                                    985,958

                  Federal National Mortgage Association - 3.89%
         375,000  6.520%,  due 03/05/08                             359,147
         250,000  7.000%,  due 08/27/12                             243,381

                                                                    602,528

                  Total U.S. Government and Agency Obligations    6,662,293
                  ( Cost $6,643,995 )
                                                               Value
         Shares                                               (Note 2)

INVESTMENT COMPANY - 4.96%

         768,477  State Street Prime Money Market
                  4.830%                                            768,477

                  Total Investment Company                          768,477
                  ( Cost $768,477 )

                                                               Value
         Par Value                                            (Note 2)

CERTIFICATE OF DEPOSIT - 0.12%

         18,693   State Street Eurodollar
                  4.50%,  due 11/01/99                               18,693

                  Total Certificate of Deposit                       18,693
                  ( Cost $18,693 )

TOTAL INVESTMENTS - 101.04%                                      15,660,336
( Cost $15,687,643** )

NET OTHER ASSETS AND LIABILITIES - (1.04)%                         (161,411)

TOTAL NET ASSETS - 100.00%.                              $       15,498,925

     **   Aggregate cost for Federal tax purposes.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

     MTN  Medium Term Note

     ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                    BALANCED FUND -- Portfolio of Investments


                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 53.78%

                  Technology - 13.79%
         11,000   3Com Corp.*                              $        319,000
         6,700    ADC Telecommunications, Inc.*                     319,506
         4,700    Conexant Systems, Inc.*                           438,863
         13,800   EMC Corp.*                                      1,007,400
         833      Gartner Group, Inc., Class B*                       7,809
         10,700   Gateway 2000, Inc.*                               706,869
         5,000    Hewlett-Packard Co.                               370,312
         11,500   Interim Services, Inc.*                           189,031
         6,000    International Business Machines Corp.             590,250
         14,200   Keane, Inc.*                                      333,700
         3,292    Koninklijke (Royal) Philips Electronics N.V.      342,162
         4,000    Micron Technology, Inc.*                          285,250
         4,800    Motorola, Inc.                                    467,700
         11,600   Seagate Technology, Inc.*                         341,475
         7,800    Texas Instruments, Inc.                           700,050

                                                                  6,419,377

                  Financial Services - 7.64%
         12,000   Allstate Corp.                                    345,000
         8,196    Bank of America Corp.                             527,617
         8,090    Bank One Corp.                                    303,881
         10,500   Citigroup, Inc.                                   568,312
         8,200    Countrywide Credit Industries, Inc.               278,288
         9,400    Household International, Inc.                     419,475
         5,900    MBIA, Inc.                                        336,669
         2,800    Morgan Stanley Dean Witter & Co.                  308,875
         9,800    Wells Fargo Co.                                   469,175

                                                                  3,557,292

                  Consumer Staples - 6.94%
         8,800    Cox Communications, Inc., Class A*                399,850
         10,300   CVS Corp.                                         447,406
         3,000    General Mills, Inc.                               261,563
         7,900    Kimberly-Clark Corp.                              498,687
         7,800    MediaOne Group, Inc.*                             554,288
         9,100    Nabisco Holdings Corp., Class A                   340,113
         7,500    Safeway, Inc.*                                    264,844
         10,900   Sara Lee Corp.                                    294,981
         11,100   Tyson Foods, Inc., Class A                        169,275

                                                                  3,231,007

                  Healthcare - 5.49%
         6,400    Aetna, Inc.                                       321,600
         6,700    ALZA Corp.*                                       286,844
         11,700   American Home Products Corp.                      611,325
         7,300    Bristol-Myers Squibb Co.                          560,731
         3,900    Glaxo Wellcome PLC, ADR                           233,513
         2,492    Johnson & Johnson                                 261,037
         5,200    Pharmacia & Upjohn, Inc.                          280,475

                                                                  2,555,525

                  Consumer Cyclical - 4.52%
         10,800   Dayton Hudson Corp.                               697,950
         7,100    IMS Health, Inc.                                  205,900
         16,800   PRIMEDIA, Inc.*                                   187,950
         7,500    Sears, Roebuck & Co.                              211,406
         9,000    Tiffany & Co.                                     535,500
         4,700    Wal-Mart Stores, Inc.                             266,431

                                                                  2,105,137

                  Energy - 3.72%
         5,164    BP Amoco PLC, ADR                                 298,221
         3,700    Exxon Corp.                                       274,031
         4,500    Kerr-McGee Corp.                                  241,875
         6,300    Schlumberger, Ltd.                                381,544
         8,000    Unocal Corp.                                      276,000
         8,900    USX-Marathon Group                                259,213

                                                                  1,730,884

                  Communication Services - 3.43%
         4,500    AT&T Corp.                                        210,375
         4,600    GTE Corp.                                         345,000
         5,922    SBC Communications, Inc.                          301,652
         3,200    Telefonos de Mexico SA, Class L, ADR              273,600
         9,750    Vodafone AirTouch, PLC, ADR                       467,391

                                                                  1,598,018

                  Capital Goods - 3.40%
         2,600    Honeywell, Inc.                                   274,138
         3,300    Illinois Tool Works, Inc.                         241,725
         10,700   Owens-Illinois, Inc.*                             256,131
         10,700   Pall Corp.                                        234,731
         4,300    Rockwell International Corp.                      208,281
         3,800    United Technologies Corp.                         229,900
         7,642    Waste Management, Inc.                            140,422

                                                                  1,585,328

                  Basic Materials - 2.35%
         2,900    Dow Chemical Co.                                  342,925
         5,300    Praxair, Inc.                                     247,775
         7,300    Rohm and Haas Co.                                 279,225
         5,400    Willamette Industries, Inc.                       224,437

                                                                  1,094,362

                  Transportation - 1.26%
         3,500    Delta Air Lines, Inc.                             190,531
         6,300    FDX Corp.*                                        271,294
         5,100    Norfolk Southern Corp.                            124,631

                                                                    586,456

                  Utilities - 1.24%
         10,000   PG & E Corp.                                      229,375
         9,300    Williams Cos., Inc.                               348,750

                                                                    578,125

                  Total Common Stocks                            25,041,511
                  ( Cost $21,058,472 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.75%

                  U.S. Treasury Notes - 11.42%
         1,500,000 5.500%,  due 08/31/01                          1,491,563
         500,000  5.625%,  due 09/30/01                             498,281
         500,000  6.375%,  due 08/15/02                             506,094
         500,000  10.750%,  due 02/15/03                            569,375
         500,000  6.500%,  due 08/15/05                             508,906
         500,000  7.000%,  due 07/15/06                             522,188
         500,000  8.875%,  due 02/15/19                             628,594
         500,000  8.125%,  due 08/15/21                             593,125

                                                                  5,318,126

                  Federal National Mortgage Association - 5.37%
         1,000,000 6.520%,  due 03/05/08                            957,726
         410,000  6.320%,  due 03/16/09                             390,530
         500,000  7.000%,  due 08/27/12                             486,762
         655,543  8.000%,  due 09/01/29                             667,107

                                                                  2,502,125

                  Government National Mortgage Association - 2.91%
         390,426  6.250%,  due 07/20/21                             380,673
         463,852  7.500%,  due 07/15/26                             465,428
         500,000  8.000%,  due 09/20/29                             509,488

                                                                  1,355,589

                  Federal Home Loan Mortgage Corp. - 1.05%
         500,000  6.010%,  due 04/26/04                             486,548

                  Total U.S. Government and Agency Obligations    9,662,388
                  ( Cost $9,670,755 )

CORPORATE  NOTES AND BONDS - 18.34%

                  Finance - 3.21%
         500,000  Capital One Bank
                  6.760%,  due 07/23/02                             492,656
         500,000  Ford Motor Credit Co.
                  7.375%,  due 10/28/09                             504,520
         500,000  Pemex Finance, Ltd., 144A (C)
                  9.690%,  due 08/15/09                             497,385

                                                                  1,494,561

                  Industrials - 2.97%
         250,000  Foster Wheeler Corp.
                  6.750%,  due 11/15/05                             213,362
         715,000  Temple-Inland, Inc., MTN
                  6.750%,  due 03/01/09                             673,945
         500,000  Tyco International Group SA, 144A (C)
                  6.875%,  due 09/05/02                             497,239

                                                                  1,384,546

                  Retail - 2.85%
         500,000  Autozone, Inc.
                  6.000%,  due 11/01/03                             473,049
         500,000  Great Atlantic & Pacific Tea Co.
                  7.750%,  due 04/15/07                             469,581
         575,000  Rite Aid Corp.
                  7.125%,  due 01/15/07                             385,250

                                                                  1,327,880

                  Energy - 2.25%
         500,000  Occidental Petroleum Co., Senior Note
                  10.125%,  due 11/15/01                            530,480
         500,000  Tosco Corp.
                  8.250%,  due 05/15/03                             515,932

                                                                  1,046,412

                  Capital Goods - 1.88%
         500,000  Crown Cork & Seal Co., Inc.
                  7.125%,  due 09/01/02                             498,564
         400,000  Owens-Illinois, Inc., Senior Note
                  7.150%,  due 05/15/05                             376,043

                                                                    874,607

                  Business Services - 1.42%
         680,000  Comdisco, Inc., Senior Note
                  6.000%,  due 01/30/02                             660,920

                  Basic Materials - 1.18%
         550,000  Rohm & Haas Co., 144A (C)
                  6.950%,  due 07/15/04                             548,936

                  Communication - 1.01%
         500,000  Teleglobe, Inc., Yankee
                  7.200%,  due 07/20/09                             470,641

                  Durable Goods - 0.54%
         250,000  Borg-Warner Automotive, Senior Note
                  8.000%,  due 10/01/19                             249,522

                  Waste Management - 0.50%
         250,000  Waste Management, Inc., Step Coupon (F)
                  7.700%,  due 10/01/02                             234,325

                  Asset-Backed Securities - 0.43%
         200,000  Residential Funding Mortgage Securities II,
                  Series 1998-HI2, Step Coupon, Class A2, ABS (F)
                  6.290%,  due 07/25/13                             198,314

                  Health Services - 0.10%
         50,000   Columbia/HCA Healthcare Corp.
                  6.125%,  due 12/15/00                              48,781

                  Total Corporate Notes and Bonds                 8,539,445
                  ( Cost $8,594,284 )

                                                               Value
         Shares                                               (Note 2)

INVESTMENT COMPANY - 4.94%

         2,297,570 State Street Prime Money Market
                  4.830%                                 $        2,297,570

                  Total Investment Company                        2,297,570
                  ( Cost $2,297,570 )

                                                               Value
         Par Value                                            (Note 2)

CERTIFICATE OF DEPOSIT - 1.50%

$        696,709  State Street Eurodollar
                  4.830%,  due 11/01/99                             696,709

                  Total Certificate of Deposit                      696,709
                  ( Cost $696,709 )

TOTAL INVESTMENTS - 99.31%.                              $       46,237,623
(Cost $42,317,790**)

NET OTHER ASSETS AND LIABILITIES - 0.69%                            322,495

TOTAL NET ASSETS - 100.00%                               $       46,560,118

     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $42,533,160.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.

     ADR  American Depository Receipt

     MTN  Medium Term Note

     ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                  HIGH INCOME FUND -- Portfolio of Investments


                                                               Value
         Par Value                                            (Note 2)

CORPORATE NOTES AND BONDS - 91.50%

                  Communications - 18.28%
$        185,000  Allegiance Telecom, Inc., Step Coupon (B)
                  11.750%, due 02/15/08                     $       125,800
         75,000   Allegiance Telecom, Inc.
                  Senior Note
                  12.875%, due 05/15/08                              81,937
         25,000   American Cellular Corp.
                  Senior Note
                  10.500%, due 05/15/08                              26,938
         130,000  Centennial Cellular Corp.
                  Senior Subordinate Note
                  10.750%, due 12/15/08                             135,525
         100,000  Charter Commercial Holdings LLC
                  Senior Note
                  8.250%, due 04/01/07      .                        94,500
         260,000  Charter Commercial Holdings LLC, Step Coupon
                  Senior Discount Note (B)
                  9.920%, due 04/01/11                              154,700
         50,000   Crown Castle International Corp.
                  Senior Note
                  9.000%, due 05/15/11                               47,500
         130,000  Dolphin Telecom PLC, Step Coupon, Yankee
                  Senior Discount Note (B)(D)
                  11.500%, due 06/01/08                              55,900
         25,000   Dolphin Telecom PLC, 144A, Step Coupon
                  Senior Discount Note (B)(C)(D)
                  14.000%, due 05/15/09                               9,875
         60,000   Esprit Telecom Group PLC, Yankee
                  Senior Note (D)
                  10.875%, due 06/15/08                              58,800
         90,000   Exodus Communications, Inc.
                  Senior Note
                  11.250%, due 07/01/08                              92,025
         100,000  Hermes Europe Railtel B.V., Yankee
                  Senior Note (D)
                  10.375%, due 01/15/09                              94,500
         160,000  ICG Holdings, Inc.
                  Step Coupon (B)
                  12.500%, due 05/01/06                             120,800
         90,000   Intermedia Communication, Series B
                  Senior Note
                  8.875%,  due 11/01/07                              81,000
         25,000   ITC Deltacom, Inc.
                  Senior Note
                  11.000%, due 06/01/07                              26,250
         40,000   ITC Deltacom, Inc.
                  Senior Note
                  9.750%, due 11/15/08                               40,500
         10,000   Lenfest Communications
                  Senior Note
                  8.375%, due 11/01/05                               10,250
         35,000   Lenfest Communications
                  Senior Subordinate Note
                  10.500%, due 06/15/06                              39,725
         50,000   Lenfest Communications
                  Senior Subordinate Note
                  8.250%, due 02/15/08                               50,250
         80,000   MCI Worldcom, Inc.
                  Senior Note
                  13.500%, due 12/15/02                              90,600
         175,000  Metronet Communications, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  9.950%, due 06/15/08                              136,063
         105,000  Millicom International Cellular, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  13.500%, due 06/01/06                              75,863
         55,000   MJD Communications, Inc., Series B
                  Senior Subordinate Note
                  9.500%, due 05/01/08                               49,500
         100,000  Nextel Communications, Step Coupon
                  Senior Discount Note (B)
                  9.750%, due 10/31/07                               72,000
         215,000  Nextel Communications, Step Coupon
                  Senior Discount Note (B)
                  9.950%, due 02/15/08                              152,650
         45,000   Nextel International, Inc., Step Coupon
                  Senior Discount Note (B)
                  12.125%, due 04/15/08                              22,950
         25,000   Nextlink Communications
                  Senior Note
                  9.625%, due 10/01/07                               24,000
         190,000  Nextlink Communications
                  Senior Note
                  10.750%, due 06/01/09                             193,800
         30,000   Pagemart Wireless, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.250%, due 02/01/08                               9,000
         140,000  PSINET, Inc., 144A
                  Senior Note (C)
                  11.000%, due 08/01/09                             143,850
         65,000   Rural Cellular Corp., Series B
                  Senior Subordinate Note
                  9.625%, due 05/15/08                               66,625
         31,984   Rural Cellular Corp., Series B, PIK
                  11.375%, due 05/15/10                              31,984
         30,000   Telesystem International Wireless, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  13.250%, due 06/30/07                              14,400
         110,000  Telewest Communications PLC, Yankee
                  Debenture (D)
                  9.625%,  due 10/01/06                             111,650
         115,000  Triton PCS, Inc., Step Coupon (B)
                  11.000%, due 05/01/08                              78,775
         220,000  United International Holdings, Series B, Step Coupon
                  Senior Discount Note (B)
                  10.750%, due 02/15/08                             124,850
         35,000   U.S. Unwired, Inc., 144A, Step Coupon
                  Senior Discount Note (B)(C)
                  13.375%, due 11/01/09                              18,725
         175,000  Versatel Telecom BV
                  Senior Note (D)
                  13.250%, due 05/15/08                             175,875
         15,000   Viatel, Inc., Senior Note
                  11.250%, due 04/15/08                              14,100
         160,000  Viatel, Inc., Step Coupon
                  Senior Discount Note (B)
                  12.500%, due 04/15/08                              88,800
         110,000  Western Wireless
                  Senior Subordinate Note
                  10.500%, due 02/01/07                             115,500

                                                                  3,158,335

                  Telecommunications - 17.38%
         125,000  Adelphia Business Solutions
                  Senior Subordinate Note
                  12.000%, due 11/01/07                             129,375
         75,000   Adelphia Communications, Series B
                  Senior Note
                  8.375%, due 02/01/08                               70,500
         45,000   AT&T Canada, Inc., Step Coupon
                  Senior Discount Note (B)
                  10.750%, due 11/01/07                              36,900
         25,000   Avalon Cable Holdings LLC, Step Coupon
                  Senior Discount Note (B)
                  11.875%, due 12/01/08                              15,875
         75,000   Avalon Cable of Michigan
                  Senior Subordinate Note
                  9.375%, due 12/01/08                               75,281
         25,000   Bresnan Communications, Series B, Step Coupon
                  Senior Discount Note (B)
                  9.250%, due 02/01/09                               16,969
         65,000   Bresnan Communications, Series B
                  Senior Note
                  8.000%, due 02/01/09                               64,756
         110,000  Chancellor Media Corp., Series B
                  8.750%, due 06/15/07                              109,450
         90,000   Classic Cable, Inc., 144A
                  Senior Subordinate Note (C)
                  9.875%, due 08/01/08                               90,000
         125,000  Colt Telecom Group PLC, Yankee, Step Coupon
                  Senior Discount Note (B)(D)
                  12.000%, due 12/15/06                             103,750
         100,000  CSC Holdings, Inc.
                  Senior Subordinate Note
                  9.250%, due 11/01/05                              101,250
         85,000   Cumulus Media, Inc.
                  10.375%, due 07/01/08                              87,656
         175,000  Echostar DBS Corp.
                  Senior Note
                  9.375%, due 02/01/09                              173,469
         150,000  Energis PLC, 144A (C)
                  9.750%, due 06/15/09                              153,000
         165,000  Esat Telecom Group PLC, Series B, Yankee
                  Senior Note (D)
                  11.875%, due 12/01/08                             169,125
         100,000  Fox Sports Networks LLC
                  Senior Note
                  8.875%, due 08/15/07                              101,500
         75,000   Frontiervision LP/Capital
                  Senior Subordinate Note
                  11.000%, due 10/15/06                              79,125
         40,000   Frontiervision Holdings LP, Step Coupon
                  Senior Discount Note (B)
                  11.875%, due 09/15/07                              34,600
         60,000   Globenet Communication Group, Ltd. 144A
                  Senior Note (C)
                  13.000%, due 07/15/07                              60,000
         90,000   Granite Broadcasting Corp.
                  Senior Subordinate Note
                  10.375%, due 05/15/05                              91,800
         100,000  Insight Midwest/Insight Capital, Inc., 144A
                  Senior Note (C)
                  9.750%, due 10/01/09                              102,750
         125,000  Jazztel PLC, 144A
                  Senior Note (C)
                  14.000%, due 04/01/09                             125,000
         60,000   LIN Holdings Corp., Step Coupon
                  Senior Discount Note (B)
                  10.000%, due 03/01/08                              39,000
         40,000   Northeast Optic Network
                  Senior Note
                  12.750%, due 08/15/08                              40,900
         150,000  NTL Communications Corp., Series B, Step Coupon
                  Senior Note (B)
                  12.375%, due 10/01/08                              99,750
         80,000   NTL, Inc., Series B, Step Coupon
                  Senior Note (B)
                  9.750%, due 04/01/08                               53,000
         50,000   NTL, Inc., Series B, Step Coupon
                  Senior Note (B)
                  9.750%, due 04/15/09                               46,168
         65,000   Spectrasite Holdings, Inc.
                  Senior Discount Note
                  12.000%, due 07/15/08                              36,563
         175,000  Spectrasite Holdings, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.250%, due 04/15/09                              91,000
         150,000  Telemundo Holdings, Inc., Series B, Step Coupon
                  Senior Discount Note (B)
                  11.500%, due 08/15/08                              85,500
         60,000   Telewest Communication PLC, 144A, Step Coupon
                  Senior Discount Note (B)(C)
                  9.250%, due 04/15/09                               36,900
         110,000  Time Warner Telecom LLC
                  Senior Note
                  9.750%, due 07/15/08                              112,750
         190,000  United Pan-Europ Communications N.V., 144A
                  Senior Note (C)(D)
                  10.875%, due 08/01/09                             185,725
         25,000   Verio, Inc.
                  Senior Note
                  10.375%, due 04/01/05                              25,125
         100,000  Worldwide Fiber, Inc., 144A
                  Senior Note (C)
                  12.000%, due 08/01/09                             100,000
         60,000   Young Broadcasting, Inc., Series B
                  8.750%, due 06/15/07                               58,800

                                                                  3,003,312

                  Finance - 5.76%
         25,000   AMSC Acquisition Co., Inc., Series B
                  12.250%, due 04/01/08                              14,000
         82,406   Crown Castle International Corp., PIK
                  12.750%, due 12/15/10                              83,230
         65,000   DTI Holdings, Inc., Series B, Step Coupon
                  Senior Discount Note (B)
                  12.500%, due 03/01/08                              22,750
         150,000  Global Crossing Holding LTD
                  9.625%, due 05/15/08                              152,250
         150,000  Ono Finance PLC, Series A, 144A (C)(D)
                  13.000%, due 05/01/09                             147,000
         150      Ono Finance PLC, Series A, 144A,
                  Zero Coupon (B)(C)(D)
                  0.000%, due 05/31/09                                7,500
         200,000  P & L Coal Holdings Corp., Series B
                  9.625%, due 05/15/08                              192,500
         90,000   Silgan Holdings, Inc.
                  Senior Subordinate Note
                  9.000%, due 06/01/09                               85,500
         80,000   Thermadyne Manufacturing Corp.
                  9.875%, due 06/01/08                               65,600
         160,000  Thermadyne Holdings Corp., Step Coupon
                  Debenture (B)
                  12.500%, due 06/01/08                              70,400
         175,000  Willis Corroon Corp.
                  9.000%, due 02/01/09                              154,875

                                                                    995,605

                  Technology - 5.13%
         110,000  Argo-Tech Corp.
                  8.625%, due 10/01/07                               93,087
         50,000   Argo-Tech Corp., Series D
                  8.625%, due 10/01/07                               42,313
         95,000   Be Aerospace, Inc., Series B
                  Senior Subordinate Note
                  8.000%, due 03/01/08                               82,175
         25,000   Be Aerospace, Inc.
                  Senior Subordinate Note
                  9.500%, due 11/01/08                               23,625
         75,000   Completel Europe N.V., 144A, Step Coupon
                  Senior Discount Note (B)(C)(D)
                  14.000%, due 02/15/09                              37,687
         175,000  K & F Industries, Series B
                  Senior Subordinate Note
                  9.250%, due 10/15/07                              166,688
         225,000  Level 3 Communications, Inc.
                  Senior Note
                  9.125%, due 05/01/08                              209,813
         115,000  Metromedia Fiber Network, Series B
                  Senior Note
                  10.000%, due 11/15/08                             112,988
         80,000   Unisys Corp., Series B
                  Senior Note
                  12.000%, due 04/15/03                              85,400
         35,000   Unisys Corp.
                  Senior Note
                  7.875%, due 04/01/08                               33,250

                                                                    887,026

                  Energy - 3.94%
         110,000  Anacomp, Inc., Series B
                  Senior Subordinate Note
                  10.875%, due 04/01/04                             107,800
         130,000  Chesapeake Energy Corp., Series B
                  9.625%, due 05/01/05                              122,850
         75,000   Clark R&M, Inc.
                  Senior Note
                  8.625%, due 08/15/08                               63,750
         45,000   Continental Resources
                  10.250%, due 08/01/08                              37,575
         100,000  Forest Oil Corp.
                  10.500%, due 01/15/06                             102,000
         100,000  HS Resources, Inc.
                  9.250%, due 11/15/06                               97,750
         125,000  Ocean Energy, Inc., Series B
                  8.875%, due 07/15/07                              124,062
         10,000   Pool Energy Services Co., Series B
                  8.625%, due 04/01/08                                9,900
         15,000   Pride International, Inc.
                  Senior Note
                  10.000%, due 06/01/09                              15,000

                                                                    680,687

                  Retail - 3.74%
         45,000   Cole National Group, Inc.
                  Senior Subordinate Note
                  8.625%, due 08/15/07                               33,300
         75,000   Duane Reade, Inc.
                  9.250%, due 02/15/08                               73,125
         15,000   J Crew Group, Series B, Step Coupon
                  Debenture (B)
                  13.125%, due 10/15/08                               7,050
         85,000   J Crew Operating Corp.
                  Senior Subordinate Note
                  10.375%, due 10/15/07                              73,950
         40,000   Jitney-Jungle Stores (E)
                  12.000%, due 03/01/06                              11,200
         10,000   Jitney-Jungle Stores (E)
                  10.375%, due 09/15/07                                 100
         100,000  Musicland Group, Inc., Series B
                  9.875%, due 03/15/08                               83,500
         50,000   Pathmark Stores
                  Subordinate Note
                  11.625%, due 06/15/02                              48,500
         35,000   Pathmark Stores
                  Senior Subordinate Note
                  9.625%, due 05/01/03                               33,950
         100,000  Red Roof Inns, Senior Note
                  9.625%, due 12/15/03                              102,250
         75,000   Southland Corp.
                  Senior Subordinate Debenture
                  5.000%, due 12/15/03                               63,562
         125,000  Williams Scotsman, Inc.
                  9.875%, due 06/01/07                              116,250

                                                                    646,737

                  Metals and Mining - 3.72%
         70,000   AK Steel Corp., Senior Note
                  9.125%, due 12/15/06                               69,475
         65,000   Algoma Steel, Inc., Yankee (D)
                  12.375%, due 07/15/05                              55,900
         100,000  Commonwealth Industries
                  Senior Subordinate Note
                  10.750%, due 10/01/06                              99,500
         60,000   Doe Run Resources Corp., Series B
                  11.250%, due 03/15/05                              55,200
         75,000   Fairfield Manufacturing Co., Inc.
                  Senior Subordinate Note
                  9.625%, due 10/15/08                               72,094
         60,000   Kaiser Aluminum & Chemical Co.
                  Senior Note
                  9.875%, due 02/15/02                               60,000
         50,000   Metal Management, Inc.
                  10.000%, due 05/15/08                              32,500
         50,000   Russel Metals, Inc., Yankee (D)
                  10.000%, due 06/01/09                              50,938
         150,000  WCI Steel, Inc., Series B
                  Senior Note
                  10.000%, due 12/01/04                             146,625

                                                                    642,232

                  Building and Construction - 3.64%
         100,000  American Standard, Inc.
                  7.375%, due 02/01/08                               89,250
         25,000   American Standard, Inc.
                  7.625%, due 02/15/10                               22,250
         50,000   Building Materials Corp., Series B
                  Senior Note
                  7.750%, due 07/15/05                               45,375
         150,000  Building Materials Corp., Series B
                  Senior Note
                  8.625%, due 12/15/06                              141,375
         50,000   Building Materials Corp., Series B
                  Senior Note
                  8.000%, due 10/15/07                               45,375
         125,000  Formica Corp., Series B
                  Senior Subordinate Note
                  10.875%, due 03/01/09                             112,500
         65,000   MMI Products, Inc., Series B
                  Senior Subordinate Note
                  11.250%, due 04/15/07                              65,975
         110,000  Nortek, Inc., Series B
                  Senior Note
                  9.250%, due 03/15/07                              106,425

                                                                    628,525

                  Containers / Packaging - 3.60%
         65,000   Ball Corp.
                  8.250%, due 08/01/08                               62,725
         105,000  Gaylord Container Corp.
                  Senior Note
                  9.750%, due 06/15/07                               97,912
         135,000  Gaylord Container Corp., Series B
                  Senior Subordinate Note
                  9.875%, due 02/15/08                              116,775
         50,000   Graham Packaging/GPC Capital, Series B
                  8.750%, due 01/15/08                               46,000
         220,000  Packaging Corp. of America
                  9.625%, due 04/01/09                              220,000
         80,000   Riverwood International
                  10.250%, due 04/01/06                              79,200

                                                                    622,612

                  Consumer Staples - 3.46%
         90,000   Finlay Enterprises, Inc.
                  9.000%, due 05/01/08                               79,200
         50,000   International Utility Structures, Yankee
                  Senior Subordinate Note (D)
                  10.750%, due 02/01/08                              44,500
         115,000  Pierce Leahy Corp.
                  Senior Subordinate Note
                  11.125%, due 07/15/06                             121,900
         30,000   Remington Products Co. LLC, Series B
                  Senior Subordinate Note
                  11.000%, due 05/15/06                              22,500
         115,000  Revlon Consumer Products
                  Senior Note
                  8.125%, due 02/01/06                               89,987
         115,000  Samsonite Corp.
                  Senior Subordinate Note
                  10.750%, due 06/15/08                              95,450
         100,000  Simmons Co., Series B
                  Senior Subordinate Note
                  10.250%, due 03/15/09                              98,250
         50,000   Vlasic Foods International, Inc., Series B
                  Senior Subordinate Note
                  10.250%, due 07/01/09                              47,000

                                                                    598,787

                  Recreation - 3.26%
         150,000  Boyd Gaming Corp.
                  Senior Subordinate Note
                  9.500%, due 07/15/07                              145,312
         160,000  Coast Hotels & Casino
                  9.500%, due 04/01/09                              149,000
         50,000   Hollywood Park, Inc., Series B
                  9.250%, due 02/15/07                               48,375
         75,000   Isle of Capri Casinos
                  8.750%, due 04/15/09                               67,687
         80,000   Lady Luck Gaming, Series QTR
                  11.875%, due 03/01/01                              80,000
         75,000   Station Casinos
                  Senior Subordinate Note
                  8.875%, due 12/01/08                               72,375

                                                                    562,749

                  Basic Materials - 3.05%
         100,000  Applied Extrusion Technology, Series B
                  Senior Note
                  11.500%, due 04/01/02                             102,500
         90,000   Buckeye Technologies, Inc.
                  Senior Subordinate Note
                  9.250%, due 09/15/08                               88,425
         20,000   Keystone Consolidated Industries
                  Senior Note
                  9.625%, due 08/01/07                               18,500
         50,000   Fibermark, Inc.
                  Senior Note
                  9.375%, due 10/15/06                               50,125
         5,000    Galey & Lord, Inc.
                  9.125%, due 03/01/08                                1,225
         100,000  Polymer Group, Inc., Series B
                  9.000%, due 07/01/07                               96,000
         35,000   Repap New Brunswick, Yankee
                  Senior Note (D)
                  9.000%, due 06/01/04                               33,250
         50,000   Synthetic Industries, Inc., Series B
                  Senior Subordinate Note
                  9.250%, due 02/15/07                               49,500
         95,000   US Timberlands Klam/Fin
                  Senior Note
                  9.625%, due 11/15/07                               87,400

                                                                    526,925

                  Durable Goods - 2.44%
         50,000   Dura Operating Corp., Series B
                  9.000%, due 05/01/09                               46,125
         110,000  Hayes Lemmerz International, Inc.
                  11.000%, due 07/15/06                             113,850
         50,000   International Knife & Saw, Inc.
                  Senior Subordinate Note
                  11.375%, due 11/15/06                              37,500
         85,000   Motors and Gears, Inc., Series D
                  Senior Note
                  10.750%, due 11/15/06                              79,900
         100,000  Oxford Automotive, Inc., Series D
                  10.125%,  due 06/15/07    .                        90,000
         65,000   Simonds Industries
                  10.250%, due 07/01/08                              50,700
         5,000    Talon Automotive Group, Series B
                  Senior Subordinate Note
                  9.625%, due 05/01/08                                4,050

                                                                    422,125

                  Chemicals and Drugs - 2.43%
         75,000   Huntsman ICI Chemicals, 144A
                  Senior Subordinate Note (C)
                  10.125%, due 07/01/09                              74,625
         55,000   Lyondell Chemical Co., Series A
                  9.625%, due 05/01/07                               54,450
         90,000   Lyondell Chemical Co., Series B
                  9.875%, due 05/01/07                               89,550
         75,000   NL Industries
                  Senior Note
                  11.750%, due 10/15/03                              77,250
         25,000   PCI Chemicals Canada, Inc., Yankee (D)
                  9.250%, due 10/15/07                               19,000
         90,000   Sterling Chemicals, Inc., Series A
                  Senior Subordinate Note
                  11.250%, due 04/01/07                              55,800
         50,000   Sterling Chemicals, Inc., 144A (C)
                  12.375%, due 07/15/06                              50,000

                                                                    420,675

                  Printing - 2.37%
         110,000  Big Flower Press, Inc.
                  Senior Subordinate Note
                  8.875%, due 07/01/07                              110,275
         150,000  Hollinger International Publishing
                  9.250%, due 03/15/07                              147,000
         75,000   Mail-Well I Corp., Series B
                  8.750%, due 12/15/08                               70,313
         35,000   Quebecor World (USA), Inc.
                  Senior Subordinate Note
                  7.750%, due 02/15/09                               33,206
         50,000   World Color Press, Inc.
                  Senior Subordinate Note
                  8.375%, due 11/15/08                               48,750

                                                                    409,544

                  Industrial - 2.02%
         100,000  Blount, Inc., 144A
                  Senior Subordinate Note (C)
                  13.000%, due 08/01/09                             102,250
         65,000   GCI, Inc., Senior Note
                  9.750%, due 08/01/07                               62,075
         50,000   General Binding Corp.
                  9.375%, due 06/01/08                               40,000
         100,000  Moog, Inc., Series B
                  Senior Subordinate Note
                  10.000%, due 05/01/06                             101,694
         55,000   Numatics, Inc., Series B
                  Senior Subordinate Note
                  9.625%, due 04/01/08                               42,350

                                                                    348,369

                  Media - 1.69%
         50,000   Albritton Communications, Series B
                  Senior Subordinate Debenture
                  9.750%, due 11/30/07                               50,000
         50,000   AMC Entertainment, Inc.
                  Senior Subordinate Note
                  9.500%, due 03/15/09                               44,000
         50,000   AMFM, Inc.
                  8.000%, due 11/01/08                               49,375
         75,000   Cinemark USA, Inc., Series B
                  Senior Subordinate Note
                  9.625%, due 08/01/08                               66,750
         50,000   Regal Cinemas, Inc.
                  Senior Subordinate Note
                  9.500%, due 06/01/08                               37,500
         60,000   Satelites Mexicanos SA, Series B (D)
                  10.125%, due 11/01/04                              43,875

                                                                    291,500

                  Consumer Services - 1.54%
         75,000   Eldorado Resorts LLC, 144A
                  Senior Subordinate Note (C)
                  10.500%, due 08/15/06                              76,500
         40,000   Iron Mountain, Inc.
                  10.125%, due 10/01/06                              41,000
         85,000   Iron Mountain, Inc.
                  8.750%, due 09/30/09                               80,113
         75,000   Prime Hospitality Corp., Series B
                  Senior Subordinate Note
                  9.750%, due 04/01/07                               68,250

                                                                    265,863

                  Capital Goods - 0.79%
         65,000   Transportation Tech Industries, Series C
                  11.750%, due 08/15/05                              66,137
         20,000   Transportation Tech Industries
                  Senior Subordinate Note
                  11.750%, due 08/15/05                              20,350
         90,000   Newcor, Inc., Series B
                  Senior Subordinate Note
                  9.875%, due 03/01/08                               49,500

                                                                    135,987

                  Defense Electronics - 0.75%
         125,000  L-3 Communications Corp., Series B
                  Senior Subordinate Note
                  10.375%, due 05/01/07                             129,063

                  Waste Disposal - 0.61%
         125,000  Allied Waste North America, 144A
                  Senior Subordinate Note (C)
                  10.000%, due 08/01/09                             105,781

                  Schools - 0.59%
         110,000  Kindercare Learning Centers, Series B
                  Senior Subordinate Note
                  9.500%, due 02/15/09                              102,850

                  Transportation - 0.57%
         110,000  Mark IV Industries, Inc.
                  Senior Subordinate Note
                  7.500%, due 09/01/07                               98,406

                  Machinery - 0.49%
         100,000  Columbus McKinnon Corp.
                  8.500%, due 04/01/08                               84,000

                  Health Care Services - 0.25%
         35,000   Alaris Medical, Inc., Step Coupon
                  Senior Discount Note (B)
                  11.125%, due 08/01/08                              14,875
         30,000   Prime Medical Services, Inc.
                  8.750%, due 04/01/08                               28,200

                                                                     43,075

                  Total Corporate Notes and Bonds                15,810,770
                  ( Cost $16,904,821 )

COMMON STOCK - 0.14%

                  Technology - 0.00%
         750      Completel Holdings LLC, 144A (C)*              $        0

                  Communication - 0.14%
         719      Viatel, Inc.*                                      23,997

                  Total Common Stock                                 23,997
                  ( Cost $0 )

WARRANTS AND RIGHTS - 0.13%

                  Communication - 0.13%
         185      Allegiance Telecom, Inc.                               42
         25       American Mobile SAT                                   450
         25       Convergent Communications, Inc., 144A (C)             225
         375      Jazztel PLC, 144A (C)                              15,000
         50       Versatel Telecom BV                                 7,481

                                                                     23,198

                  Finance - 0.00%#
         325      DTI Holdings, Inc., 144A (C)                            3

                  Total Warrants and Rights                          23,201
                  ( Cost $0 )

PREFERRED STOCK - 0.13%

                  Media - 0.13%
         250      Primedia, Inc., Series H                           21,875

                  Total Preferred Stock                              21,875
                  ( Cost $24,850 )

CERTIFICATE OF DEPOSIT - 6.23%

$        1,076,025 State Street Eurodollar
                  4.500%, due 11/01/99                    $       1,076,025

                  Total Certificate of Deposit                    1,076,025
                  ( Cost $1,076,025 )

TOTAL INVESTMENTS - 98.13%.                                      16,955,868
( Cost $18,005,696** )

NET OTHER ASSETS AND LIABILITIES - 1.87%                            322,441

TOTAL NET ASSETS 100.00%                                 $       17,278,309

     *    Non income producing.

     **   Aggregate cost for Federal tax purposes was $18,006,581.

     #    Amount represents less than 0.01%

     PIK  Payment-In-Kind

     (B) Represents securities that remain zero coupon until predetermined date, at which time the stated coupon rate becomes the effective rate.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

     (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 9.44% of total net assets.

     (E)  In default.

                See accompanying Notes to Financial Statements.

               GROWTH AND INCOME FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 96.54%

                  Technology - 22.03%
         34,300   Computer Associates International, Inc. $       1,937,950
         14,800   Computer Sciences Corp.*                        1,016,575
         30,600   EMC Corp.*                                      2,233,800
         26,600   Harris Corp.                                      596,837
         18,400   Hewlett-Packard Co.                             1,362,750
         20,200   International Business Machines Corp.           1,987,175
         13,844   Koninklijke (Royal) Philips Electronics N.V.    1,438,911
         19,100   Motorola, Inc.                                  1,861,056
         34,900   Nortel Networks Corp.                           2,161,619
         29,600   Texas Instruments, Inc.                         2,656,600
         25,200   Xerox Corp.                                       705,600

                                                                 17,958,873

                  Consumer Staples - 15.75%
         30,700   ConAgra, Inc.                                     800,119
         30,100   CVS Corp.                                       1,307,469
         57,800   Disney (Walt) Co.                               1,524,475
         9,400    General Mills, Inc.                               819,563
         32,500   Kimberly-Clark Corp.                            2,051,562
         75,300   Kroger Co.*                                     1,567,181
         23,500   MediaOne Group, Inc.*                           1,669,969
         27,100   Nabisco Holdings Corp., Class A                 1,012,862
         30,800   PepsiCo, Inc.                                   1,068,375
         37,600   Sara Lee Corp.                                  1,017,550

                                                                 12,839,125

                  Financial Services - 13.42%
         56,000   Allstate Corp.                                  1,610,000
         26,092   Bank of America Corp.                           1,679,672
         31,870   Bank One Corp.                                  1,197,117
         34,500   Citigroup, Inc.                                 1,867,313
         18,400   First Union Corp.                                 785,450
         41,000   Household International, Inc.                   1,829,625
         9,000    Morgan Stanley Dean Witter & Co.                  992,813
         11,300   Wachovia Corp.                                    974,625

                                                                 10,936,615

                  Healthcare - 10.42%
         19,100   Aetna, Inc.                                       959,775
         22,900   ALZA Corp.*                                       980,406
         41,900   American Home Products Corp.                    2,189,275
         26,800   Bristol-Myers Squibb Co.                        2,058,575
         16,200   Glaxo Wellcome PLC, ADR                           969,975
         12,700   Johnson & Johnson                               1,330,325

                                                                  8,488,331

                  Communication Services - 7.65%
         13,978   AT&T Corp.                                        653,471
         19,300   GTE Corp.                                       1,447,500
         33,042   SBC Communications, Inc.                        1,683,077
         33,000   Sprint Corp. (FON Group)                        2,452,312

                                                                  6,236,360

                  Energy - 7.01%
         19,206   BP Amoco PLC, ADR                               1,109,146
         11,800   Exxon Corp.                                       873,938
         19,800   Schlumberger, Ltd.                              1,199,138
         14,300   Texaco, Inc.                                      877,663
         21,100   Unocal Corp.                                      727,950
         31,900   USX-Marathon Group                                929,088

                                                                  5,716,923

                  Capital Goods - 5.72%
         14,000   Emerson Electric Co.                              840,875
         10,000   Honeywell, Inc.                                 1,054,375
         15,000   Rockwell International Corp.                      726,563
         22,000   United Technologies Corp.                       1,331,000
         38,662   Waste Management, Inc.                            710,414

                                                                  4,663,227

                  Basic Materials - 3.49%
         8,700    Dow Chemical Co.                                1,028,775
         18,000   Georgia-Pacific Group                             714,375
         18,100   PPG Industries, Inc.                            1,097,312

                                                                  2,840,462

                  Consumer Cyclical - 3.43%
         22,338   Dana Corp.                                        660,367
         23,500   Sears, Roebuck & Co.                              662,406
         26,000   Wal-Mart Stores, Inc.                           1,473,875

                                                                  2,796,648

                  Utilities - 3.38%.
         14,500   Duke Energy Corp.                                 819,250
         28,500   PG & E Corp.                                      653,719
         34,100   Williams Cos., Inc.                             1,278,750

                                                                  2,751,719

                  Miscellaneous - 2.34%
         16,500   AlliedSignal, Inc.                                939,469
         10,200   Minnesota Mining and Manufacturing Co.            969,637

                                                                  1,909,106

                  Transportation - 1.90%
         16,200   Burlington Northern Santa Fe Corp.                516,375
         11,900   Delta Air Lines, Inc.                             647,806
         15,600   Norfolk Southern Corp.                            381,225

                                                                  1,545,406

                  Total Common Stocks                            78,682,795
                  ( Cost $72,774,850 )

INVESTMENT COMPANY - 4.08%

         3,325,870 State Street Prime Money Market
                  4.830%                                 $        3,325,870

                  Total Investment Company                        3,325,870
                  (Cost $3,325,870)

TOTAL INVESTMENTS - 100.62%                             $        82,008,665
( Cost $76,100,720** )

NET OTHER ASSETS AND LIABILITIES - (0.62)%                         (506,668)

TOTAL NET ASSETS - 100.00%                              $        81,501,997

     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $76,413,632.

     ADR  American Depository Receipt

                See accompanying Notes to Financial Statements.

              CAPITAL APPRECIATION FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 96.81%

                  Technology - 23.19%
         18,000   3Com Corp.*                              $        522,000
         18,700   Autodesk, Inc.                                    350,625
         29,000   Cadence Design Systems, Inc.*                     440,437
         6,700    Conexant Systems, Inc.*                           625,612
         12,300   Dallas Semiconductor Corp.                        724,163
         19,500   EMC Corp.*                                      1,423,500
         1,406    Gartner Group, Inc., Class B*                      13,181
         20,600   Gateway, Inc.*                                  1,360,888
         28,000   Keane, Inc.*                                      658,000
         5,700    Micron Technology, Inc.*                          406,481
         33,700   PeopleSoft, Inc.*                                 505,500
         20,800   Seagate Technology, Inc.*                         612,300
         10,000   Texas Instruments, Inc.                           897,500

                                                                  8,540,187

                  Financial Services - 14.40%
         29,000   Ace, Ltd.                                         563,687
         17,600   Associates First Capital Corp., Class A           642,400
         23,850   Citigroup, Inc.                                 1,290,881
         12,000   Countrywide Credit Industries, Inc.               407,250
         17,300   First Security Corp.                              443,313
         8,500    MBIA, Inc.                                        485,031
         9,600    SunTrust Banks, Inc.                              702,600
         16,000   Wells Fargo Co.*                                  766,000

                                                                  5,301,162

                  Consumer Cyclical - 11.77%
         19,300   Dayton Hudson Corp.                             1,247,263
         14,800   IMS Health, Inc.                                  429,200
         10,600   Lowe's Cos., Inc.                                 583,000
         40,400   PRIMEDIA, Inc.*                                   451,975
         22,000   Sherwin-Williams Co.                              492,250
         9,600    Tiffany & Co.                                     571,200
         20,600   TJX Cos., Inc.                                    558,775

                                                                  4,333,663

                  Consumer Staples - 10.03%
         18,100   Cox Communications, Inc., Class A*                822,419
         13,900   MediaOne Group, Inc.*                             987,769
         12,700   Nabisco Holdings Corp., Class A                   474,662
         18,900   Safeway, Inc.*                                    667,406
         12,800   Sara Lee Corp.                                    346,400
         25,900   Tyson Foods, Inc., Class A                        394,975

                                                                  3,693,631

                  Communication Services - 8.40%
         12,100   ADC Telecommunications, Inc.*                     577,019
         10,200   CenturyTel, Inc.                                  412,462
         3,500    Sprint Corp. (PCS Group)                          290,281
         10,000   Telefonos de Mexico SA, Class L, ADR              855,000
         20,000   Vodafone AirTouch, PLC, ADR                       958,750

                                                                  3,093,512

                  Capital Goods - 6.46%
         8,700    Grainger (W.W.), Inc.                             368,663
         11,500   Illinois Tool Works, Inc.                         842,375
         30,000   Owens-Illinois, Inc.*                             718,125
         20,500   Pall Corp.                                        449,719

                                                                  2,378,882

                  Energy - 6.26%
         5,600    El Paso Energy Corp.                              229,600
         7,500    Kerr-McGee Corp.                                  403,125
         14,800   Unocal Corp.                                      510,600
         18,900   USX-Marathon Group                                550,462
         18,000   Weatherford International, Inc.*                  609,750

                                                                  2,303,537

                  Healthcare - 5.70%
         10,300   Aetna, Inc.                                       517,575
         20,800   Boston Scientific Corp.*                          418,600
         22,800   Elan Corp., PLC, ADR*                             587,100
         10,700   Pharmacia & Upjohn, Inc.                          577,131

                                                                  2,100,406

                  Basic Materials - 4.35%
         3,300    Dexter Corp.                                      115,706
         11,300   Praxair, Inc.                                     528,275
         14,300   Rohm and Haas Co.                                 546,975
         9,900    Willamette Industries, Inc.                       411,469

                                                                  1,602,425

                  Utilities - 2.73%
         13,600   MidAmerican Energy Holdings Co.*                  457,300
         14,600   Williams Cos., Inc.                               547,500

                                                                  1,004,800

                  Transportation - 2.23%
         12,900   FDX Corp.*                                        555,506
         9,000    Midwest Express Holdings, Inc.*                   263,813

                                                                    819,319

                  Miscellaneous - 1.29%
         29,000   Interim Services, Inc.*                           476,688

                  Total Common Stocks                            35,648,212
                  ( Cost $30,364,823 )

INVESTMENT COMPANY - 3.24%

         1,192,798 State Street Prime Money Market
                  4.830%                                 $        1,192,798

                  Total Investment Company                        1,192,798
                  ( Cost $1,192,798 )

TOTAL INVESTMENTS - 100.05%                             $        36,841,010
( Cost $31,557,621** )

NET OTHER ASSETS AND LIABILITIES - (0.05)%                          (16,516)

TOTAL NET ASSETS - 100.00%                              $        36,824,494


     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $32,143,993.

     ADR  American Depository Receipt

                See accompanying Notes to Financial Statements.

              INTERNATIONAL STOCK FUND -- Portfolio of Investments

                                                               Value
         Shares                                               (Note 2)

COMMON STOCKS - 92.35%

                  Argentina - 0.45%
         11,100   Quilmes Industrial, S.A., ADR            $        115,856
         1,900    Telefonica de Argentina, S.A., ADR                 48,687

                                                                    164,543

                  Australia - 4.07%
         36,590   Australia & New Zealand Banking Group, Ltd.       241,516
         280,110  Boral, Ltd.                                       421,624
         62,851   Broken Hill Proprietary Co., Ltd.                 649,680
         16,100   Cochlear, Ltd.                                    175,593

                                                                  1,488,413

                  Austria - 2.10%
         405      Best Water Tech AG                                 73,180
         748,980  Goodman Fielder, Ltd.                             692,664

                                                                    765,844

                  Belgium - 1.69%
         25,730   Agfa Gevaert N.V.*                                515,252
         2,020    Compagnie Maritime Belge, S.A.                    104,102

                                                                    619,354

                  Brazil - 1.72%
         5,200    Companhia Brasileira de Distribuicao
                    Grupo Pao de Acucar, GDR                        113,750
         9,100    Companhia Cervejaria Brahma, ADR                  113,750
         3,358    Companhia Energetica de Minas Gerais,
                    S.A., ADR                                        47,995
         10,000   Companhia Paranaense de Energia-Copel,
                    ADR*                                             66,250
         3,300    Embratel Participacoes, S.A.                       42,487
         13,300   Souza Cruz, S.A.*                                  75,971
         3,800    Tele Norte Leste Participacoes, S.A., ADR          64,125
         3,900    Telesp Participacoes, S.A., ADR*                   63,131
         2,100    Tele Sudeste Celular Participacoes, S.A.,
                  ADR*                                               42,000

                                                                    629,459

                  Chile - 0.58%
         6,400    Administradora de Fondos de Pensiones
                  Provida, ADR                                      110,400
         7,500    Quinenco, S.A., ADR                                69,844
         3,900    Santa Isabel, S.A., ADR*                           31,200

                                                                    211,444

                  China - 0.22%
         1,343    China Steel Corp., GDR                             22,865
         156,000  Jiangsu Expressway Co., Ltd., Class H              23,896
         220,000  Shenzhen Expressway Co., Ltd., Class H             32,850

                                                                     79,611
                  Denmark - 0.38%
         4,100    Carli Gry International A/S                        74,841
         700      Falck A/S                                          64,384

                                                                    139,225

                  Finland - 4.57%
         7,700    Amer Group, Ltd.                                  146,582
         101,150  Fortum Corp., IVO - Neste Group*                  489,369
         17,020   Orion-Yhtyma Oyj, Class B                         404,558
         2,400    Sampo Insurance Co., Class A*                      83,299
         15,860   UPM-Kymmene Oyj                                   500,423
         600      Vaisala Oyj                                        44,174

                                                                  1,668,405

                  France - 9.70%
         1,600    Carbone-Lorraine, S.A.                             68,843
         21,897   CNP Assurances                                    644,845
         2,750    Credit Lyonnais, S.A.*                             83,154
         4,567    Dexia France                                      643,648
         4,569    Eridania Beghin-Say, S.A.                         518,988
         2,552    Groupe Danone                                     650,886
         470      Havas Advertising, S.A.                           131,737
         3,800    Neopost, S.A.*                                    131,490
         900      Scor, ADR                                          44,325
         3,873    Suez Lyonnaise des Eaux, S.A.                     625,271

                                                                  3,543,187

                  Germany - 4.59%
         8,130    BASF AG                                           365,544
         11,387   Bayer AG                                          465,877
         6,152    Deutsche Bank AG                                  441,279
         600      Hawesko Holding AG                                 18,932
         1,900    Marseille-Kliniken AG                              24,679
         6,645    Veba AG                                           359,228

                                                                  1,675,539

                  Greece - 0.24%
         3,811    Hellenic Telecommunications Organization,
                    S.A.                                             80,734
         500      Hellenic Telecommunications Organization,
                    S.A., ADR                                         5,313

                                                                     86,047

                  Hong Kong - 3.12%
         6,000    77 Bank, Ltd.                                      71,238
         358,000  Axa China Region, Ltd.                            308,752
         132,000  CDL Hotels International, Ltd.                     44,602
         1,500    China Telecom (Hong Kong), Ltd., ADR*             101,250
         345,081  Dairy Farm International Holdings, Ltd.           270,888
         154,000  Esprit Holdings, Ltd.*                            145,700
         5,300    Guangshen Railway Co., Ltd., ADR                   30,475
         2,000    Hachijuni Bank, Ltd.                               14,597
         30,000   Shaw Brothers (Hong Kong), Ltd.                    27,032
         49,000   Yue Yuen Industrial Holdings                      124,255

                                                                  1,138,789

                  Hungary - 0.40%
         2,500    Magyar Tavkozlesi Rt., ADR, Class B                72,031
         3,700    MOL Magyar Olaj-es Gazipari Rt.                    74,545

                                                                    146,576

                  India - 1.47%
         4,609    Bharat Heavy Electricals, Ltd.                     28,455
         4,400    Hindalco Industries, Ltd., GDR                     92,950
         3,250    Hindalco Industries, Ltd.                          54,129
         4,300    Larsen & Toubro, Ltd., GDR, 144A (C)               78,904
         11,200   Mahanagar Telephone Nigam, Ltd., GDR,
                    144A* (C)                                        92,400
         27,500   PT Hanjaya Mandala Sampoerna Tbk*                  63,786
         9,400    State Bank of India, GDR, 144A (C)                125,114

                                                                    535,738

                  Indonesia - 0.18%
         150,000  PT Indah Kiat Pulp & Paper Corp. Tbk*              64,551

                  Ireland - 0.50%
         19,100   Anglo Irish Bank Corp. PLC                         44,797
         130,900  Waterford Wedgwood PLC                            139,052

                                                                    183,849

                  Israel - 0.88%
         25,500   Bank Hapoalim, Ltd.                                60,641
         3,700    ECI Telecom, Ltd.*                                107,763
         4,100    Partner Communications Co., Ltd, ADR*              64,575
         6,200    Supersol, Ltd., ADR*                               87,575

                                                                    320,554

                  Italy - 3.24%
         3,000    Bipop SpA*                                        126,999
         43,000   ENI SpA*.                                         251,452
         5,300    Industrie Natuzzi SpA, ADR                         96,725
         14,700   Interpump Group SpA                                71,738
         14,100   Manuli Rubber Industries SpA                       33,812
         123,011  Telecom Italia SpA                                604,190

                                                                  1,184,916
                  Japan - 16.34%
         1,200    ADERANS Co., Ltd.                                  60,075
         34,000   Eisai Co., Ltd.                                   934,209
         2,990    H.I.S. Co., Ltd.                                  119,004
         48,000   Hitachi, Ltd.                                     518,807
         6,000    Hitachi Medical Corp.                              73,770
         700      Hokuto Corp.                                       41,287
         3,400    IMPACT 21 Co., Ltd.                                71,574
         201,000  Japan Airlines Co., Ltd.                          674,691
         1,000    Kawasumi Laboratories, Inc.                        15,153
         4,000    Maruichi Steel Tube, Ltd.                          55,126
         1,500    Meitec Corp.                                       56,248
         93,000   Minolta Co., Ltd.                                 380,848
         162,000  Mitsubishi Heavy Industries, Ltd.                 635,446
         113,000  Nippon Mitsubishi Oil Corp.                       498,513
         187,000  Nippon Yusen Kabushiki Kaisha                     807,039
         191,360  Sekisui Chemical Co., Ltd.                        941,476
         2,900    Torii Pharmaceutical Co., Ltd.                     88,722

                                                                  5,971,988

                  Korea - 2.50%
         7,200    Hanvit Bank, GDR*                                  54,000
         6,200    Kookmin Bank                                       96,657
         4,300    Korea Electric Power Corp.                        125,827
         1,800    Korea Telecom Corp., ADR*                          63,450
         600      Pohang Iron & Steel Co., Ltd.                      72,030
         900      Pohang Iron & Steel Co., Ltd., ADR                 30,038
         3,162    Samsung Electronics, GDR, 144A (C)                268,770
         15,639   SK Telecom Co., Ltd., ADR*                        204,284

                                                                    915,056

                  Malaysia - 0.15%
         31,000   Jaya Tiasa Holdings Berhad                         56,697

                  Mexico - 2.75%
         17,000   Carso Global Telecom*                             113,192
         5,776    Cemex S.A. de C.V., ADR*                          129,960
         3,020    Fomento Economico Mexicano,
                    S.A. de C.V., ADR                                99,094
         56,000   Grupo Financiero Banamex Accival,
                    S.A. de C.V., Class O*                          140,117
         33,000   Grupo Financiero Banorte, S.A. de
                    C.V., Class O*                                   41,199
         10,600   Grupo Industrial Maseca, S.A., de C.V., ADR        72,875
         3,300    Grupo Televisa, S.A., GDR*                        140,250
         12,800   Kimberly-Clark de Mexico, S.A. de C.V.,
                    Class A                                          41,015
         5,900    Nuevo Grupo Iusacell, S.A. de C.V.,
                    Series L*                                        61,950
         3,200    Panamerican Beverages, Inc., Class A               51,400
         8,500    Pepsi-Gemex, S.A., GDR*                            39,312
         6,700    Tubos de Acero de Mexico, S.A., ADR                73,281

                                                                  1,003,645

                  Netherlands - 2.28%
         2,000    Avalix Groep N.V.*                                 10,517
         2,800    Beter Bed Holding N.V.                             80,101
         2,600    Fugro N.V.                                         87,506
         2,000    Hunter Douglas N.V.                                54,165
         18,975   Koninklijke Luchtvaart Maatschappij N.V.          516,885
         3,000    N.V. Holdingmaatschappij De Telegraaf              55,217
         1,100    PinkRoccade N.V.*                                  27,766

                                                                    832,157

                  New Zealand - 1.37%
         394,167  Carter Holt Harvey, Ltd.                          499,508


                  Norway - 0.56%
         6,300    Ekornes ASA                                        46,545
         7,800    Merkantildata ASA                                  66,072
         19,000   P4 Radio Hele Norge ASA                            91,364

                                                                    203,981

                  Peru - 0.24%
         3,000    Credicorp, Ltd.                                    31,875
         4,700    Telefonica del Peru S.A.A., ADR                    54,344

                                                                     86,219

                  Philippines - 0.62%
         596,000  Benpres Holdings Corp.*                           104,040
         16,600   Manila Electric Co., Class B                       45,536
         3,800    Philippine Long Distance Telephone Co.,
                    ADR                                              78,138

                                                                    227,714

                  Poland - 0.26%
         6,600    Bank Handlowy W. Warszawie, GDR,
                    144A (C)                                         93,390

                  Portugal - 4.33%
         33,132   Banco Pinto & Sotto Mayor, S.A.                   689,963
         4        Banco Totta & Acores, S.A., Registered                 91
         1,278    Brisa-Auto Estradas de Portugal, S.A.,
                    Registered                                       48,819
         18,060   Brisa-Auto Estradas de Portugal,
                    S.A., Private Placement                         711,348
         2,900    Companhia de Seguros Mundial Confianca,
                    S.A.*                                           130,848

                                                                  1,581,069

                  Singapore - 1.26%
         280,000  Neptune Orient Lines, Ltd.                        405,846
         41,000   Want Want Holdings, Ltd.                           54,940

                                                                    460,786

                  South Africa - 1.96%
         17,600   ABSA Group, Ltd.                                   71,775
         7,971    Barlow, Ltd.                                       38,866
         3,100    Impala Platinum Holdings, Ltd                     107,396
         9,834    JD Group, Ltd.                                     63,078
         3,800    Liberty Life Association of Africa, Ltd.           35,263
         12,300   Naspers, Ltd., Class N                             76,593
         12,200   Rembrandt Group, Ltd.                              91,264
         57,100   Sanlam, Ltd.*                                      65,536
         4,000    Sasol, Ltd.                                        27,350
         3,100    South African Breweries PLC                        27,432
         11,200   South African Breweries PLC*                       98,097
         4,457    Standard Bank Investment Corp. Ltd.*               15,236

                                                                    717,886

                  Spain - 2.19%
         1,400    Banco Pastor, S.A.                                 60,267
         19,316   Endesa, S.A.*                                     386,615
         24,278   Iberdrola, S.A.                                   353,907

                                                                    800,789

                  Sweden - 0.83%
         5,400    Celsius AB, Class B                                84,693
         3,100    Elanders AB, Class B                               55,593
         3,600    Getinge Industrier AB, Class B                     39,392
         6,200    Industrial & Financial Systems, IFS AB,
                    Class B*                                         72,742
         3,700    Nobel Biocare AB                                   51,283

                                                                    303,703

                  Switzerland - 1.05%
         65       Bank Sarasin & Cie, Registered, Class B           120,710
         340      Edipresse, S.A.                                   139,891
         980      Gretag Imaging Group, Registered*                 124,116

                                                                    384,717

                  Thailand - 0.05%
         43,000   Bangkok Expressway Public Co., Ltd.,
                    Foreign Registered*                              20,049

                  United Kingdom - 13.32%
         28,200   AMEC PLC.                                          99,170
         38,100   Ashtead Group PLC                                 108,628
         14,540   Britannic PLC                                     259,245
         78,200   Corporate Services Group PLC                      134,931
         1,947    Euromoney Institutional Investor PLC               52,392
         3,700    Games Workshop Group PLC                           28,273
         57,674   Greenalls Group PLC                               291,434
         20,600   Hogg Robinson PLC                                  94,278
         48,430   Hyder PLC                                         434,534
         24,100   Man (E D & F) Group PLC                           140,196
         12,500   Northgate PLC                                     106,609
         31,400   Old Mutual PLC*                                    66,370
         155,205  Rank Group PLC                                    483,316
         175,322  Rolls-Royce PLC*                                  623,030
         66,020   Royal & Sun Alliance Insurance Group PLC          449,694
         145,180  Safeway PLC                                       456,869
         5,700    Signet Group PLC, ADR                             144,637
         13,088   SSL International PLC                             139,261
         142,682  Tomkins PLC                                       480,076
         66,795   United Biscuits (Holdings) PLC                    234,895
         15,900   Victrex PLC                                        40,107

                                                                  4,867,945

                  Venezuela - 0.19%
         1,600    Compania Anonima Nacional Telefonos
                    de Venezuela, ADR                                41,300
         9,200    Mavesa, S.A., ADR                                  29,325

                                                                     70,625

                  Total Common Stocks                            33,743,968
                  (Cost $32,587,913)

PREFERRED STOCKS - 2.05%

                  Brazil - 0.28%
         1,800,000 Banco Itau, S.A.                                 103,279

                  Columbia - 0.11%
         5,900    Banco Ganadero, S.A., ADR                          38,567

                  Germany - 1.66%
         1,700    Fielmann AG                                        64,367
         13,235   ProSieben Media AG                                542,877

                                                                    607,244

                  Total Preferred Stocks                            749,090
                  (Cost $833,091)

WARRANTS AND RIGHTS - 0.00%#

                  Korea - 0.00%#
         370      Kookmin Bank                                        2,252

                  Singapore - 0.00%#
         41,000   Want Want Holdings, Ltd.                                0

                  Total Warrants and Rights                           2,252
                  (Cost $0)

CERTIFICATE OF DEPOSIT - 6.10%

$        2,227,081 State Street Eurodollar
                  4.500%, due 11/01/99                    $       2,227,081

                  Total Certificate of Deposit                    2,227,081
                  (Cost $2,227,081)

TOTAL INVESTMENTS - 100.50%                             $        36,722,391
(Cost $35,648,085**)

NET OTHER ASSETS AND LIABILITIES - (0.50)%                         (182,299)

TOTAL NET ASSETS - 100.00%                              $        36,540,092


     *    Non-income producing security.

     **   Aggregate cost for Federal tax purposes was $35,838,633.

     #    Amount represents less than 0.01%.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

     ADR  American Depository Receipt

     GDR  Global Depository Receipt

OTHER INFORMATION (UNAUDITED):

Industry Concentration as a Percentage of Net Assets:            % of Net Assets
                  Finance                                             15.74%
                  Transportation                                      10.43%
                  Chemicals & Drugs                                    8.87%
                  Industrial                                           7.69%
                  Energy                                               7.46%
                  Communication                                        7.36%
                  Consumer Staples                                     6.26%
                  Technology                                           6.19%
                  Certificate of Deposit                               6.10%
                  Retail                                               4.42%
                  Business Services                                    3.20%
                  Metals & Mining                                      3.17%
                  Basic Materials                                      3.12%
                  Consumer Cyclical                                    3.02%
                  Building & Construction                              2.22%
                  Agriculture                                          1.73%
                  Health                                               1.42%
                  Media                                                1.36%
                  Consumer Services                                    0.74%
                  Net Other Assets and Liabilities                    -0.50%

                                                                     100.00%

                See accompanying Notes to Financial Statements.

This page intentionally left blank.

                      Statements of Assets and Liabilities

                                                                        Cash Reserves                Bond
                                                                             Fund                    Fund

ASSETS:
         Investments (Note 2):
         Investments at cost                                              $ 7,917,967              $ 15,687,643
         Net unrealized appreciation (depreciation)                                --                   (27,307)
                                                                          -----------              ------------
                  Total investments at value                                7,917,967                15,660,336
         Cash                                                                  29,929                    32,258
         Foreign currency (Cost $2)(Note 2)                                        --                        --
Receivables:
         Investments sold                                                          --                   406,087
         Fund shares sold                                                      39,793                    30,125
         Dividends and interest                                                 1,371                   244,451
         Due from Adviser, net                                                 31,826                    16,000
Deferred organization and offering costs                                       26,567                    26,567
Prepaid insurance                                                                 381                       551
Other assets                                                                      237                     1,635
                                                                          -----------              ------------
                  Total Assets                                              8,048,071                16,418,010
                                                                          -----------              ------------
LIABILITIES:
Payable to custodian                                                               --                        --
Payables:
         Investments purchased                                                     --                   819,332
         Due to Adviser, net                                                       --                        --
         Fund shares repurchased                                                  768                    39,296
         Administration and transfer agent fees                                 7,730                     8,455
         Trustees' fees                                                           143                       286
         Distribution fees - Class B                                            2,055                     4,603
         Shareholder servicing fees                                                --                     3,203
Accrued expenses and other payables                                            55,424                    43,910
                                                                          -----------              ------------
                  Total Liabilities                                            66,120                   919,085
                                                                          -----------              ------------
NET ASSETS                                                                $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
NET ASSETS consist of:
         Paid-in capital                                                  $ 7,952,187              $ 15,863,363
         Accumulated undistributed net investment income                       29,722                    12,355
         Accumulated net realized gain (loss) on investments sold
           and foreign currency related transactions                               42                  (349,486)
         Net unrealized appreciation (depreciation) of investments
           (including depreciation of foreign currency related
            transactions of $2,133 in the International Stock Fund)                --                   (27,307)
                                                                          -----------              ------------
TOTAL NET ASSETS                                                          $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
Class A Shares:
         Net Assets                                                       $ 4,481,207              $  7,990,871
         Shares of beneficial interest outstanding                          4,481,245                   820,259
         NET ASSET VALUE and redemption price per share                   $      1.00              $       9.74
         Sales charge of offering price*                                         0.06                      0.44
                                                                          -----------              ------------
         Maximum offering price per share                                 $      1.06              $      10.18
                                                                          ===========              ============
Class B Shares:
         Net Assets                                                       $ 3,500,744              $  7,508,054
         Shares of beneficial interest outstanding                          3,500,744                   770,447
         NET ASSET VALUE and offering price per share**                   $      1.00              $       9.75
                                                                          ===========              ============

     * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.

     ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                See accompanying Notes to Financial Statements.


                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                $ 42,317,790        $ 18,005,696        $ 76,100,720        $ 31,557,621        $ 35,648,085
                   3,919,833          (1,049,828)          5,907,945           5,283,389           1,074,306
                ------------        ------------        ------------        ------------        ------------
                  46,237,623          16,955,868          82,008,665          36,841,010          36,722,391
                      62,339                  --             115,242              75,312              15,319
                          --                  --                  --                  --                   2

                   1,116,739               1,450                  --                  --             423,952
                     198,808              53,588             395,383             143,202              47,269
                     295,278             410,456              47,040              24,378             118,667
                          --              20,938                  --                  --                  --
                      26,567              26,567              26,567              26,567              26,567
                       2,391                 762               2,035               1,616               2,225
                          --               7,967              25,387              18,233               2,005
                ------------        ------------        ------------        ------------        ------------
                  47,939,745          17,477,596          82,620,319          37,130,318          37,358,397
                ------------        ------------        ------------        ------------        ------------

                          --               8,385                  --                  --                  --

                   1,243,468             101,624             944,537             218,270             702,365
                      41,410                  --              63,400              19,491              37,633
                      45,410              14,590              41,293               7,984                 180
                      10,914               9,458              13,915              10,341              10,578
                         841                 326               1,428                 652                 701
                      18,801               5,937              33,080              14,049               2,045
                       9,548               3,641              16,185               7,351               7,772
                       9,235              55,326               4,484              27,686              57,031
                ------------        ------------        ------------        ------------        ------------
                   1,379,627             199,287           1,118,322             305,824             818,305
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============

                $ 42,509,207        $ 18,684,149        $ 75,778,037        $ 32,086,676        $ 32,566,323
                       1,966              39,187                   1                  35             267,089

                     129,112            (395,199)           (183,986)           (545,606)          2,634,507

                   3,919,833          (1,049,828)          5,907,945           5,283,389           1,072,173
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============


                $ 15,297,134        $  7,879,164        $ 25,645,501        $ 13,261,505        $ 33,214,095
                   1,269,936             887,219           1,941,134             967,933           2,900,940
                $      12.05        $       8.88        $      13.21        $      13.70        $      11.45
                        0.67                0.40                0.74                0.77                0.64
                ------------        ------------        ------------        ------------        ------------
                $      12.72        $       9.28        $      13.95        $      14.47        $      12.09
                ============        ============        ============        ============        ============


                $ 31,262,984        $  9,399,145        $ 55,856,496        $ 23,562,989        $  3,325,997
                   2,593,958           1,055,517           4,236,737           1,739,637             292,287
                $      12.05        $       8.90        $      13.18        $      13.54        $      11.38
                ============        ============        ============        ============        ============


                                                                         Cash Reserves               Bond
                                                                             Fund                    Fund

INVESTMENT INCOME:
         Dividends                                                        $        --              $         --
         Interest                                                             310,554                   721,978
                  Less: Foreign taxes withheld                                     --                        --
                                                                          -----------              ------------
                  Total investment income                                     310,554                   721,978
                                                                          -----------              ------------

EXPENSES:
         Management fees (Note 3)                                              24,668                    58,724
         Administration and transfer agent fees (Note 3)                       89,911                    94,948
         Registration expenses                                                 10,945                    13,205
         Custodian fees                                                        12,224                     9,594
         Professional fees                                                      9,630                    10,661
         Reports to shareholder expense                                           982                     2,200
         Trustees' fees (Note 3)                                                  753                     1,481
         Distribution fees -  Class B (Note 3)                                 13,919                    38,119
         Shareholder servicing fees - Class A (Note 3)                             --                    16,655
         Shareholder servicing fees - Class B (Note 3)                             --                    12,706
         Amortization of organization and offering costs (Note 2)              12,493                    12,493
         Other expenses                                                           325                     4,442
                                                                          -----------              ------------
                  Total expenses before reimbursement                         175,850                   275,228
                  Less reimbursement (Note 3)                                (128,007)                 (131,403)
                                                                          -----------              ------------
                  Total expenses net of reimbursement                          47,843                   143,825
                                                                          -----------              ------------
Net Investment Income (Loss)                                                  262,711                   578,153
                                                                          -----------              ------------
Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
         Net realized gain (loss) on investments (including a net
           realized loss on foreign currency transactions of $15,076 in
           the International Stock Fund)                                           42                  (341,357)
         Net change in unrealized appreciation (depreciation) on
           investments (including a net unrealized depreciation on
           foreign currency related transactions of $33,634 in the
           International Stock Fund)                                               --                   (89,553)
                                                                          -----------              ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    42                  (430,910)
                                                                          -----------              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $   262,753              $    147,243
                                                                          ===========              ============
                See accompanying Notes to Financial Statements.


                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                 $   239,701         $     2,248         $   678,893         $   202,879         $   993,102
                   1,017,001           1,389,325             117,043              54,341              66,910
                          --                  --                  --                  --             (92,387)
                ------------        ------------        ------------        ------------        ------------
                   1,256,702           1,391,573             795,936             257,220             967,625
                ------------        ------------        ------------        ------------        ------------


                     235,956              78,156             273,436             189,945             350,091
                     117,206              97,634             128,260             106,012             114,161
                      22,124              12,550              35,687              20,851              16,072
                      17,031              14,402              13,126              13,762              97,394
                      17,426              11,291              17,668              13,648              16,112
                       8,037               2,496               9,676               4,380               5,572
                       4,086               1,647               5,558               3,109               3,830
                     135,123              51,591             242,696             112,363              17,191
                      45,712              18,328              43,391              25,861              77,626
                      45,041              17,196              80,898              37,454               5,730
                      12,493              12,493              12,493              12,493              12,493
                       7,209              13,764               1,660               5,761              28,495
                ------------        ------------        ------------        ------------        ------------
                     667,444             331,548             864,549             545,639             744,767
                    (133,221)           (138,215)           (124,700)           (129,364)           (193,962)
                ------------        ------------        ------------        ------------        ------------
                     534,223             193,333             739,849             416,275             550,805
                ------------        ------------        ------------        ------------        ------------
                     722,479           1,198,240              56,087            (159,055)            416,820
                ------------        ------------        ------------        ------------        ------------



                     129,310            (327,673)           (118,122)           (390,468)          2,602,484


                   3,512,277              38,689           5,867,753           4,901,372           1,996,743
                ------------        ------------        ------------        ------------        ------------
                   3,641,587            (288,984)          5,749,631           4,510,904           4,599,227
                ------------        ------------        ------------        ------------        ------------

                 $ 4,364,066          $  909,256         $ 5,805,718         $ 4,351,849         $ 5,016,047
                ============        ============        ============        ============        ============

                See accompanying Notes to Financial Statements.

     Statements of Changes in Net Assets For the Year Ended October 31, 1999

                                                                        Cash Reserves                 Bond
                                                                            Fund                      Fund

NET ASSETS at beginning period                                            $ 5,233,081              $  7,022,297
                                                                          -----------              ------------
Increase in net assets from operations:
         Net investment income (loss)                                         262,711                   578,153
         Net realized gain (loss)                                                  42                  (341,357)
         Net change in unrealized appreciation (depreciation)                      --                   (89,553)
                                                                          -----------              ------------
         Net increase in net assets from operations                           262,753                   147,243
                                                                          -----------              ------------

Distributions to shareholders from:
         Net investment income
                  Class A                                                    (193,602)                 (345,079)
                  Class B                                                     (69,068)                 (233,074)
         Net realized gains
                  Class A                                                          --                   (28,262)
                  Class B                                                          --                    (9,835)
                                                                          -----------              ------------
                  Total distributions                                        (262,670)                 (616,250)
                                                                          -----------              ------------

Capital Stock Transactions:
         Class A Shares
                  Shares sold                                               1,463,270                 3,599,208
                  Issued to shareholders in reinvestment of distributions     192,249                   372,980
                  Shares redeemed                                          (1,513,071)                 (514,328)
                                                                          -----------              ------------
                  Net increase (decrease) from capital stock transactions     142,448                 3,457,860
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               4,494,991                 6,343,163
                  Issued to shareholders in reinvestment of distributions      68,769                   228,798
                  Shares redeemed                                          (1,957,421)               (1,084,186)
                                                                          -----------              ------------
                  Net increase from capital stock transactions              2,606,339                 5,487,775
                                                                          -----------              ------------
Total increase in net assets                                                2,748,870                 8,476,628
                                                                          -----------              ------------
NET ASSETS at end of period (including line A)                            $ 7,981,951              $ 15,498,925
                                                                          ===========              ============
(A) Undistributed net investment income                                   $    29,722              $     12,355
                                                                          ===========              ============
OTHER INFORMATION:
Capital Share Transactions:
         Class A Shares
                  Shares sold                                               1,467,709                   361,356
                  Issued to shareholders in reinvestment of distributions     193,165                    37,674
                  Shares redeemed                                          (1,517,727)                  (51,766)
                                                                          -----------              ------------
                  Net increase (decrease) in shares outstanding               143,147                   347,264
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               4,542,489                   637,845
                  Issued to shareholders in reinvestment of distributions      68,511                    23,198
                  Shares redeemed                                          (2,004,599)                 (109,947)
                                                                          -----------              ------------
                  Net increase in shares outstanding                        2,606,401                   551,096
                                                                          -----------              ------------

                See accompanying Notes to Financial Statements.

                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund             Fund               Fund                Fund                      Fund

                $ 23,109,847        $  9,677,254        $ 25,577,029        $ 20,435,388        $ 29,005,768
                ------------        ------------        ------------        ------------        ------------

                     722,479           1,198,240              56,087            (159,055)            416,820
                     129,310           (327,673)            (118,122)           (390,468)          2,602,484
                   3,512,277              38,689           5,867,753           4,901,372           1,996,743
                ------------        ------------        ------------        ------------        ------------
                   4,364,066             909,256           5,805,718           4,351,849           5,016,047
                ------------        ------------        ------------        ------------        ------------



                    (431,006)           (639,267)           (104,915)                 --            (402,357)
                    (291,473)           (558,973)                 --                  --             (10,711)

                     (11,733)            (18,678)            (10,773)            (10,034)         (1,172,577)
                     (20,814)             (6,615)            (29,659)                 --             (66,391)
                ------------        ------------        ------------        ------------        ------------
                    (755,026)         (1,223,533)           (145,347)            (10,034)         (1,652,036)
                ------------        ------------        ------------        ------------        ------------



                  22,621,347           2,118,956          17,647,334           8,326,212           1,024,723
                     439,832             645,554             114,550              10,009           1,575,095
                 (25,576,825)           (871,164)         (5,460,361)        (10,439,625)           (192,494)
                ------------        ------------        ------------        ------------        ------------
                  (2,515,646)          1,893,346          12,301,523          (2,103,404)          2,407,324
                ------------        ------------        ------------        ------------        ------------

                  23,989,683           7,053,287          40,923,793          15,597,190           1,965,892
                     304,240             462,448              29,580                  --              76,883
                  (1,937,046)         (1,493,749)         (2,990,299)         (1,446,495)           (279,786)
                ------------        ------------        ------------        ------------        ------------
                  22,356,877           6,021,986          37,963,074          14,150,695           1,762,989
                ------------        ------------        ------------        ------------        ------------
                  23,450,271           7,601,055          55,924,968          16,389,106           7,534,324
                ------------        ------------        ------------        ------------        ------------
                $ 46,560,118        $ 17,278,309        $ 81,501,997        $ 36,824,494        $ 36,540,092
                ============        ============        ============        ============        ============
                $      1,966        $     39,187        $          1        $         35        $    267,089
                ============        ============        ============        ============        ============



                   2,004,630             227,759           1,367,430             645,448              93,829
                      38,008              69,992               9,102                 815             151,888
                  (2,240,465)            (93,192)           (461,584)           (893,051)            (18,840)
                ------------        ------------        ------------        ------------        ------------
                    (197,827)            204,559             914,948            (246,788)            226,877
                ------------        ------------        ------------        ------------        ------------

                   2,031,097             753,638           3,142,758           1,219,845             180,336
                      25,453              50,649               2,458                  --               7,421
                    (159,197)           (159,042)           (233,327)           (120,110)            (26,738)
                ------------        ------------        ------------        ------------        ------------
                   1,897,353             645,245           2,911,889           1,099,735             161,019
                ------------        ------------        ------------        ------------        ------------


                See accompanying Notes to Financial Statements.

   Statements of Changes in Net Assets For the Period Ended October 31, 1998

                                                                        Cash Reserves                 Bond
                                                                           Fund (1)                  Fund (1)

NET ASSETS at beginning period(1)                                         $    50,000              $     50,000
                                                                          -----------              ------------
Increase in net assets from operations:
         Net investment income (loss)                                         167,773                   194,052
         Net realized gain (loss)                                                 420                    10,498
         Net change in unrealized appreciation (depreciation)                      --                    62,246
                                                                          -----------              ------------
         Net increase (decrease) in net assets from operations                168,193                   266,796
                                                                          -----------              ------------

Distributions to shareholders from:
         Net investment income
                  Class A                                                    (157,807)                 (163,646)
                  Class B                                                      (9,966)                  (30,406)
         Distribution in excess of net investment income
                  Class A                                                          --                        --
                  Class B                                                          --                        --
                                                                          -----------              ------------
                  Total distributions                                        (167,773)                 (194,052)
                                                                          -----------              ------------

Capital Stock Transactions:
         Class A Shares
                  Shares sold                                               5,496,824                 4,702,204
                  Issued to shareholders in reinvestment of distributions     157,329                   163,461
                  Shares redeemed                                          (1,364,778)                 (174,114)
                                                                          -----------              ------------
                  Net increase from capital stock transactions              4,289,375                 4,691,551
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               1,315,996                 2,223,002
                  Issued to shareholders in reinvestment of distributions       9,489                    28,634
                  Shares redeemed                                            (432,199)                  (43,634)
                                                                          -----------              ------------
                  Net increase from capital stock transactions                893,286                 2,208,002
                                                                          -----------              ------------
Total increase in net assets                                                5,183,081                 6,972,297
                                                                          -----------              ------------
NET ASSETS at end of period (including line A)                            $ 5,233,081              $  7,022,297
                                                                          ===========              ============
(A) Undistributed net investment income                                   $    23,338              $     23,446
                                                                          ===========              ============
OTHER INFORMATION:
Capital Share Transactions:
         Class A Shares
                  Shares sold                                               5,496,384                   469,093
                  Issued to shareholders in reinvestment of distributions     157,376                    16,269
                  Shares redeemed                                          (1,364,662)                  (17,267)
                                                                          -----------              ------------
                  Net increase in shares outstanding                        4,289,098                   468,095
                                                                          -----------              ------------
         Class B Shares
                  Shares sold                                               1,314,093                   220,718
                  Issued to shareholders in reinvestment of distributions       9,643                     2,834
                  Shares redeemed                                            (430,393)                   (4,301)
                                                                          -----------              ------------
                  Net increase in shares outstanding                          893,343                   219,251
                                                                          -----------              ------------


(1) Fund commenced investment operations on December 29, 1997.
(2) Represents less than 1/2 of a share.


                See accompanying Notes to Financial Statements.

                   Balanced        High Income     Growth and Income  Capital Appreciation      International Stock
                     Fund(1)          Fund(1)            Fund(1)             Fund(1)                   Fund(1)

                $     50,000         $    50,000        $     50,000        $     50,000        $     50,000
                ------------        ------------        ------------        ------------        ------------

                     151,971             457,306              51,697             (10,945)            218,074
                       2,595             (67,321)             (1,828)             (2,007)          1,306,953
                     407,556          (1,088,517)             40,191             382,017            (924,570)
                ------------        ------------        ------------        ------------        ------------
                     562,122            (698,532)             90,060             369,065             600,457
                ------------        ------------        ------------        ------------        ------------



                    (114,070)           (352,444)            (48,609)                 --             (19,999)
                     (37,901)           (104,862)             (3,088)                 --                  (1)

                        (590)                 --              (3,054)             (2,999)                 --
                        (306)                 --              (2,653)                 (1)                 --
                ------------        ------------        ------------        ------------        ------------
                    (152,867)           (457,306)            (57,404)             (3,000)            (20,000)
                ------------        ------------        ------------        ------------        ------------



                  15,586,877           6,528,079          11,287,655          13,061,416          26,957,663
                     114,515             350,011              51,706               2,999              19,999
                    (458,280)           (149,760)           (439,612)           (198,712)            (66,752)
                ------------        ------------        ------------        ------------        ------------
                  15,243,112           6,728,330          10,899,749          12,865,703          26,910,910
                ------------        ------------        ------------        ------------        ------------

                   7,559,659           4,060,617          15,004,465           7,326,656           1,487,111
                      37,560              92,006               5,698                   1                   1
                    (189,739)            (97,861)           (415,539)           (173,037)            (22,711)
                ------------        ------------        ------------        ------------        ------------
                   7,407,480           4,054,762          14,594,624           7,153,620           1,464,401
                ------------        ------------        ------------        ------------        ------------
                  23,059,847           9,627,254          25,527,029          20,385,388          28,955,768
                ------------        ------------        ------------        ------------        ------------
                $ 23,109,847         $ 9,677,254        $ 25,577,029        $ 20,435,388        $ 29,005,768
                ============        ============        ============        ============        ============
                $     22,711         $    23,986        $     19,303        $     10,070        $    321,481
                ============        ============        ============        ============        ============



                   1,494,109             657,540           1,057,206           1,227,548           2,672,922
                      10,884              36,216               4,825                 293               1,949
                     (42,130)            (15,996)            (40,745)            (18,020)             (5,708)
                ------------        ------------        ------------        ------------        ------------
                   1,462,863             677,760           1,021,286           1,209,821           2,669,163
                ------------        ------------        ------------        ------------        ------------

                     710,854             410,828           1,363,973             656,474             133,396
                       3,588               9,755                 557                  --(2)               --(2)
                     (17,937)            (10,411)            (39,782)            (16,672)             (2,228)
                ------------        ------------        ------------        ------------        ------------
                     696,505             410,172           1,324,728             639,802             131,168
                ------------        ------------        ------------        ------------        ------------


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                          Cash Reserves Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        1.00     $       1.00     $       1.00     $       1.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.05             0.04             0.04             0.03
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.05)           (0.04)           (0.04)           (0.03)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                           --               --               --               --
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        1.00     $       1.00     $       1.00     $       1.00
                                                               =============     ============     ============     ============


Total Return+                                                           4.60%            3.81%            4.21%(2)         3.50%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       4,481     $      3,501     $      4,339     $        894
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.63%            3.38%            4.76%(1)         5.51% (1)
      After reimbursement of expenses by Adviser                        0.55%            1.30%            0.55%(1)         1.30% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       2.33%            1.84%            0.67%(1)        (0.08)%(1)
      After reimbursement of expenses by Adviser                        4.41%            3.92%            4.88%(1)         4.13% (1)

(1)  Annualized

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Cash Reserves Fund Class A and Cash Reserves Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                               Bond Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------

Net Asset Value, Beginning of Period                           $       10.14     $      10.14     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.51             0.44             0.45             0.39
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain(loss)on investments        (0.35)           (0.35)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.16             0.09             0.59             0.53
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.51)           (0.44)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.05)           (0.04)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.56)           (0.48)           (0.45)           (0.39)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                             (0.40)           (0.39)            0.14             0.14
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        9.74     $       9.75     $      10.14     $      10.14
                                                               =============     ============     ============     ============



Total Return+                                                           1.60%            0.94%            6.08%(2)         5.36%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $        7,991    $      7,508     $      4,797     $      2,225
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.02%            2.77%            4.83%(1)         5.58%(1)
      After reimbursement of expenses by Adviser                        0.90%            1.65%            0.60%(1)         1.35%(1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       4.06%            3.46%            1.14%(1)         0.39%(1)
      After reimbursement of expenses by Adviser                        5.18%            4.58%            5.37%(1)         4.62%(1)
Portfolio Turnover        .                                              725%             725%              95%              95%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Bond Fund Class A and Bond Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                            Balanced Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.68     $      10.68     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.27             0.18             0.21             0.14
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.38             1.38             0.68             0.68
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.65             1.56             0.89             0.82
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.27)           (0.18)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.01)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.28)           (0.19)           (0.21)           (0.14)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.37             1.37             0.68             0.68
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       12.05     $      12.05     $      10.68     $      10.68
                                                               =============     ============     ============     ============


Total Return+                                                          15.58%           14.72%            8.92%(2)         8.24% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      15,297     $     31,263     $     15,670     $      7,440
Ratios of expenses to average net assets:
      Before reimbursement of expense  by Adviser                       1.47%            2.22%            3.40%(1)         4.15% (1)
      After reimbursement of expenses by Adviser                        1.10%            1.85%            1.10%(1)         1.85% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       1.99%            1.25%            0.23%(1)        (0.52)%(1)
      After reimbursement of expenses by Adviser                        2.36%            1.62%            2.53%(1)         1.78% (1)
Portfolio Turnover        .                                              349%             349%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Balanced Fund Class A and Balanced Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                           High Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $        8.85     $       8.85     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.80             0.74             0.61             0.55
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain (loss) on investments       0.06             0.06            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        0.86             0.80            (0.54)           (0.60)
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.80)           (0.74)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.03)           (0.01)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.83)           (0.75)           (0.61)           (0.55)
                                                               -------------     ------------     ------------     ------------
Net increase (decrease) in net asset value                              0.03             0.05            (1.15)           (1.15)
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $        8.88     $       8.90     $       8.85     $       8.85
                                                               =============     ============     ============     ============


Total Return+                                                           9.69%            9.02%           (5.78)%(2)       (6.39)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $       7,879     $      9,399     $      6,045     $      3,632
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.97%            2.72%            3.52% (1)        4.27% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income to average net assets:
      Before reimbursement of expenses by Adviser                       7.75%            7.16%            4.95% (1)        4.20% (1)
      After reimbursement of expenses by Adviser                        8.72%            8.13%            7.47% (1)        6.72% (1)
Portfolio Turnover                                                        48%              48%              56%              56%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) High Income Fund Class A and High Income Fund Class B commenced investment operations on December 29, 1997.


                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                        Growth and Income Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.88     $      10.88     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                 0.09            (0.01)            0.07             0.01
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.33             2.33             0.89             0.89
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.42             2.32             0.96             0.90
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.09)              --            (0.07)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                               --            (0.02)              --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.09)           (0.02)           (0.08)           (0.02)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.33             2.30             0.88             0.88
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.21     $      13.18     $      10.88     $      10.88
                                                               =============     ============     ============     ============


Total Return+                                                          22.33%           21.32%            9.57% (2)        8.97% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      25,646     $     55,856     $     11,169     $     14,408
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.25%            2.00%            2.41% (1)        3.16% (1)
      After reimbursement of expenses by Adviser                        1.00%            1.75%            1.00% (1)        1.75% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.35%           (0.40)%          (0.60)%(1)       (1.35)%(1)
      After reimbursement of expenses by Adviser                        0.60%            (0.15)%           0.81%  (1)      0.06% (1)
Portfolio Turnover                                                        19%              19%               5%               5%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Growth and Income Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                     Capital Appreciation Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       11.04     $      10.98     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income (loss)                                (0.00)*          (0.12)            0.01            (0.02)
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              2.68             2.68             1.04             1.01
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        2.68             2.56             1.05             0.99
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                       --               --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.02)              --               --               --
                                                               -------------     ------------     ------------     ------------
           Distributions in excess of net investment income               --               --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.02)              --            (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         2.66             2.56             1.04             0.98
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       13.70     $      13.54     $      11.04     $      10.98
                                                               =============     ============     ============     ============


Total Return+                                                          24.29%           23.32%           10.51% (2)        9.91% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      13,262     $     23,563     $     13,410     $      7,025
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       1.71%            2.46%            3.28% (1)        4.03% (1)
      After reimbursement of expenses by Adviser                        1.20%            1.95%            1.20% (1)        1.95% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                      (0.68)%          (1.46)%          (1.97)%(1)       (2.72)%(1)
      After reimbursement of expenses by Adviser                       (0.05)%          (1.03)%           0.11% (1)       (0.64)%(1)
Portfolio Turnover        .                                               68%              68%              10%              10%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997. * Amount represents less than $(0.01).


                See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                                                                       International Stock Fund

                                                                   Class A          Class B         Class A            Class B
                                                                  Year Ended       Year Ended     Inception (a) to  Inception (a) to
                                                                  10/31/1999       10/31/1999       10/31/1998        10/31/1998
                                                               -------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period                           $       10.34     $      10.28     $      10.00     $      10.00
                                                               -------------     ------------     ------------     ------------
      Income from Investment Operations:
           Net investment income                                        0.14             0.05             0.08             0.03
                                                               -------------     ------------     ------------     ------------
           Net realized and unrealized gain on investments              1.56             1.56             0.27             0.26
                                                               -------------     ------------     ------------     ------------
                Total from investment operations                        1.70             1.61             0.35             0.29
                                                               -------------     ------------     ------------     ------------

      Less Distributions:
           Distributions from net investment income                    (0.14)           (0.05)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
           Distributions from capital gains                            (0.45)           (0.46)              --               --
                                                               -------------     ------------     ------------     ------------
                Total distributions                                    (0.59)           (0.51)           (0.01)           (0.01)
                                                               -------------     ------------     ------------     ------------
Net increase in net asset value                                         1.11             1.10             0.34             0.28
                                                               -------------     ------------     ------------     ------------
Net Asset Value, End of Period                                 $       11.45     $      11.38     $      10.34     $      10.28
                                                               =============     ============     ============     ============


Total Return+                                                          17.00%           16.09%            3.60% (2)        2.90% (2)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                           $      33,214     $      3,326     $     27,656     $      1,350
Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser                       2.18%            2.93%            2.76% (1)        3.51% (1)
      After reimbursement of expenses by Adviser                        1.60%            2.35%            1.60% (1)        2.35% (1)
Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser                       0.72%            0.05%           (0.01)%(1)       (0.76)%(1)
      After reimbursement of expenses by Adviser                        1.30%            0.63%            1.15% (1)        0.40% (1)
Portfolio Turnover                                                        57%              57%              60%              60%

(1)  Annualized.

(2)  Not annualized.

+    Total return without applicable sales charge.

(a) International Stock Fund Class A and International Stock Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

                          Notes to Financial Statements

1. Organization

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by the Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets or settled shares, as appropriate.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid in Capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund.

The Investment Adviser, has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund. The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

      Fund                       Class A            Class B

Cash Reserves Fund               0.55%              1.30%
Bond Fund                        0.90%              1.65%
Balanced Fund                    1.10%              1.85%
High Income Fund                 1.00%              1.75%
Growth and Income Fund           1.00%              1.75%
Capital Appreciation Fund        1.20%              1.95%
International Stock Fund         1.60%              2.35%

For the year ended October 31, 1999, the Investment Adviser reimbursed expenses of $128,007 for the Cash Reserves Fund, $131,403 for the Bond Fund, $133,221 for the Balanced Fund, $138,215 for the High Income Fund, $124,700 for the Growth and Income Fund, $129,364 for the Capital Appreciation Fund, and $193,962 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the Fund is able to make the repayment within its expense cap. Since December 29, 1997 through October 31,1999, the Investment Adviser reimbursed expenses of $274,295 for the Cash Reserves Fund, $288,176 for the Bond Fund, $287,184 for the Balanced Fund, $296,526 for the High Income Fund, $281,186 for the Growth and Income Fund, $280,691 for the Capital Appreciation Fund, and $417,687 for the International Stock Fund.

The Trust and First Data Investor Services Group, Inc., which is a wholly-owned subsidiary of First Data Corporation, now known as PFPC Global Fund Services ("PFPC"), are parties to an agreement under which PFPC provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at October 31, 1999, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, PFPC also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC compensates the Trust's custodian bank, State Street Bank and Trust, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 1999, sales charges received by CUNA Brokerage were as follows:

      Cash Reserves              $  187,750
      Bond                          357,271
      Balanced                    1,375,103
      High Income                   352,685
      Growth and Income           2,346,872
      Capital Appreciation          939,589
      International Stock           119,846

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. Dividends from Net Investment Income and Distributions of Capital Gains

With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily. The Balanced Fund declares dividends from net investment income monthly. The Growth and Income Fund declares dividends from net investment income quarterly. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually. Each fund distributes net realized gains from investment transactions, if any, to shareholders annually.

5. Securities Transactions

For the year ended October 31, 1999, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                               U.S. GOVERNMENT             OTHER INVESTMENT
                                 SECURITIES                   SECURITIES

    Fund                  Purchases       Sales         Purchases      Sales
Bond                   $ 57,092,486   $ 52,174,182    $ 32,302,833 $ 28,384,111
Balanced                 74,502,120     69,110,789      62,308,404   49,604,889
High Income                      --             --      13,498,216    6,366,046
Growth and Income                --             --      57,896,368    9,050,087
Capital Appreciation             --             --      28,056,052   16,583,066
International Stock              --             --      21,113,848   17,551,889

At October 31, 1999, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

    Fund                              Appreciation   (Depreciation)         Net
Bond                                   $    63,532    $    (90,839) $   (27,307)
Balanced                                 4,892,041      (1,187,578)   3,704,463
High Income                                108,803      (1,159,516)  (1,050,713)
Growth and Income                       10,864,467      (5,269,434)   5,595,033
Capital Appreciation                     6,238,980      (1,541,963)   4,697,017
International Stock                      3,769,381      (2,885,623)     883,758

For federal income tax purposes, the Bond Fund and the High Income Fund have capital loss carryovers as of October 31, 1999, which are available to offset future capital gains, if any:

                                   Losses Deferred   Losses Deferred
Fund                               Expiring in 2006  Expiring in 2007
Bond Fund                                       --  $      349,486
High Income Fund                   $        66,186         328,128

6. Foreign Securities

Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7.  Financial  Instruments

Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risks other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

8. Concentration of Risk

The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. Capital shares and affiliated Ownership

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 1999, investments in the Funds by affiliates were as follows:

                               CUNA MUTUAL      CUNA MUTUAL       CUMIS
                             LIFE INSURANCE     INSURANCE       INSURANCE
FUND                 CLASS      COMPANY          SOCIETY       SOCIETY, INC.
CASH RESERVES          A       $1,635,342      $1,634,252      $        --
BOND                   A        1,617,059       1,615,982               --
HIGH INCOME            A        5,169,216              --               --
INTERNATIONAL STOCK    A        3,632,779       6,053,420       21,626,406

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERSCash Reserves Fund, MEMBERSBond Fund, MEMBERSBalanced Fund, MEMBERSHigh Income Fund, MEMBERSGrowth and Income Fund, MEMBERSCapital Appreciation Fund and MEMBERSInternational Stock Fund (constituting MEMBERSMutual Funds, hereafter referred to as the "Funds") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds as of October 31, 1998 and for the period then ended were audited by other independent accountants whose report dated December 11, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 10, 1999

                                Other Information

Tax Information (unaudited)

Of the Dividends paid by Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, and the International Stock Fund, 28.24%, 0.18%, 100%, 100%, and 2.89%, respectively, qualify for the corporate dividends received deduction.

The International Stock Fund has made an election under Section 853 of the Internal Revenue Code to pass through the benefit of foreign tax credits to its shareholders. The amount per share of income from each country is $0.3176 and foreign taxes paid to each country is $0.0289. This information is pertinent to taxpayers who file a U.S. federal income tax return on the basis of fiscal year ended October 31, 1999.

Change of Independent Accountants

On June 14, 1999 KPMG LLP resigned as independent accountants for the MEMBERSMutual Funds and Ultra Series Fund (the "Funds"). KPMG's reports for the Funds' financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with KPMG during the Funds' two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' board of directors, upon the recommendation of the audit committee, appointed PricewaterhouseCoopers LLP as independent accountants for the Funds on June 15, 1999 for the 1999 fiscal year.